As filed with the SEC on ___________________	.	Registration No. 2-89558

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 40

PRUCO LIFE

VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 778-2255

(Address and telephone number of principal executive offices)

Thomas C. Castano

Chief Legal Officer

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on    May 1, 2009      pursuant to paragraph (b) of Rule 485

                date

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on                             pursuant to paragraph (a)(1) of Rule 485

                date

[X] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2009

PRUCO LIFE INSURANCE COMPANY

VARIABLE APPRECIABLE ACCOUNT

Variable

APPRECIABLE LIFE®

INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

•

Invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options of the Pruco Life Variable Appreciable Account (the “Account”), each of which invests in a corresponding portfolio of The Prudential Series Fund (the “Series Fund”):

Conservative Balanced
Diversified Bond
Equity
Flexible Managed
Global
Government Income
High Yield Bond
Jennison
Money Market

Natural Resources
Small Capitalization Stock
Stock Index
Value
•	Invest in the fixed rate option, which pays a guaranteed interest rate.

•	Invest in the Pruco Life Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in Pruco Life Variable Appreciable Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load) (2)	Deducted from premium payments.	5% of premium payments.
Administrative Fee	Deducted from premium payments.	$2
Taxes Attributable to Premiums (1)	Deducted from premium payments.	2.5% of premium payments.
Maximum Deferred Sales Charge (Load) (2)	Upon lapse, surrender, or decrease in the face amount.	45% of one scheduled annual premium.
Other Surrender Fee (2)	Upon lapse, surrender, or decrease in the face amount.	$5 per $1,000 of coverage amount.
Withdrawal Fee	Upon withdrawal.	The lesser of $15 and 2% of the withdrawal amount.
Face amount Change Fee	When there is a change in the face amount.	$15
Living Needs Benefit Fee	When the benefit is paid.	$150

(1)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the face amount. (1)(2)

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 30 in the Preferred underwriting class, no riders.

	Monthly	From $0.06 to $83.34 per $1,000 of Net Amount of Risk. _____________ $0.15 per $1,000 of Net Amount of Risk. (3)

Mortality and Expense Risk Fee.	Daily	Effective annual rate of 0.60% of the amount of assets in the variable investment options.
Additional Mortality Fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of the face amount.
Fee for the face amount.	Monthly	$2.50 plus $0.02 per $1,000 of the face amount.
Net interest on loans.(5)	Annually	1.5%
Guaranteed Death Benefit Fee for the face amount or an increase to the face amount.	Monthly	$0.01 per $1,000 of the face amount or increase in the face amount.
Fee for an increase to the face amount.	Monthly	$0.02 per $1,000 of the face amount.
Level Premium Term Rider. (1) Minimum and Maximum Charges _____________ Level Premium Term Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class.	Monthly	From $0.16 to $7.91 per $1,000 of coverage. _____________ $0.19 per $1,000 of coverage. (3)
Child Level Premium Term Rider. (4)(6)	Monthly	$0.45 per $1,000 of insurance amount.
Accidental Death Benefit Rider. Minimum and Maximum Charges ____________ Accidental Death Benefit fee for a representative Contract owner, male age 30 in the Preferred underwriting class.	Monthly	From $0.04 to $0.64 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage. (3)

Option to Purchase Additional Insurance Rider. (1)

Minimum and Maximum Charges

_____________

Option to Purchase Additional Insurance Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class.

	Monthly	From $0.06 to $0.47 per $1,000 of coverage, depending on issue age. _____________ $0.17 per $1,000 of coverage. (3)

Waiver of Premium Rider. Minimum and Maximum Charges _____________ Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class.	Monthly	From $0.008 to $0.21 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage. (3)
Applicant Waiver of Premium Rider. Minimum and Maximum Charges _____________ Applicant Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the Preferred underwriting class.	Monthly	From 0.40% to 3.14% of the Contract’s applicable premium. Capped at $0.15 per $1,000 of coverage. _____________ 0.7% of the Contract’s applicable premium capped at $0.15 per $1,000 of coverage. (3)

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.
(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(5)

The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	0.84%

(1)	Total Annual operating expense for Real Property Partnership is 8.08% .

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund may increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. The death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Pruco Life Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•

We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the face amount of insurance.

•

If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value. See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.

Your Scheduled Premium consists of two amounts:

•

The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS and Tax Treatment of Contract Benefits. Pruco Life will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office (the address on your bill), but not earlier than the Contract date.

After the Contract date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, The Fixed Rate Option, and The Pruco Life Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional variable investment options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Certain restrictions may apply to transfers from the fixed rate option and the Real Property Account. We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature. See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in the face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the face amount. See Increases in the Face Amount.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the face amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow at any one time is generally $500, unless the loan proceeds are used to pay premiums on your Contract. The minimum loan amount may be lower in some states. See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders Concerning War or Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we are entitled to make under the Contract. The “current charge” is the amount that we are now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES. It is important to note, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount of insurance, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers affected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in the face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract Fund. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a reduction in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, The Fixed Rate Option and The Pruco Life Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Pruco Life Real Property Account. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Appreciable Account

Pruco Life has established a separate account, the Pruco Life Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a

"separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 13 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc, an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into the Prudential Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.

The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Portfolios. There is no assurance that the investment objectives of the Portfolios will be met. There may be Portfolios described in the accompanying Fund prospectus that are not available on this product. Please refer to the list below to see which Portfolios you may choose as your variable investment options.

Investment Manager

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the investment manager of the Series Fund Portfolios.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers. The full names of the investment subadvisers are listed immediately following the chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Conservative Balanced	Total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison Clearbridge
Flexible Managed	High total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	Long-term growth of capital.	Jennison PIM QMA LSV MCM T. Rowe Price William Blair
Government Income	High level of income over the longer term consistent with the preservation of capital.	PIM
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	Long-term growth of capital.	Jennison
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison

Investment Subadvisers

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

More detailed information is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying funds. Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Pruco Life and/or our affiliates may receive substantial and varying administrative service payments from certain underlying Portfolios or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Administrative service payments partially compensate for providing administrative services with respect to Contract owners invested indirectly in the Portfolio, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios may benefit us financially if these fees exceed the costs of the administrative support services.

Administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the “menu” of Portfolios that we offer through the product. We collect these payments and fees under agreements between us and a Portfolio’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio. As of May 1, 2009, the administrative service fee we receive is 0.05% of the average assets allocated to the Portfolio.

The service fees received from The Prudential Series Fund are 0.05%.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the variable investment options. However, we vote the shares of the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life’s general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Pruco Life Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive. The premium tax charge is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Sales Load Charges

We may charge up to 5% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums.

We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year, or if there is an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender

Entire Year 1

Entire Year 2

Entire Year 3

Entire Year 4

Entire Year 5

First 7 Months of Year 6

First Month of Year 7

First Month of Year 8

First Month of Year 9

First Month of Year 10

First Month of Year 11

and Thereafter

	25% 30% 35% 40% 45% 45% 40% 30% 20% 10% 0%	25.00% 15.00% 11.67% 10.00% 9.00% 7.50% 5.71% 3.75% 2.22% 1.00% 0.00%

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment option[s] you choose. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.

Cost of Insurance

We deduct a monthly COI charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)

We deduct an administrative charge based on the face amount of insurance. This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. We deduct $2.50 per Contract and up to $0.02 per $1,000 of the face amount of insurance. This charge also applies to increases in the face amount of insurance, except for the automatic increase under Contracts issued on insureds of 14 years of age or less. Currently, the charge of $0.02 per $1,000 of the face amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987. Thus, we will deduct $44.40 per year for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Premium Plan basis. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)

We also deduct a charge of $0.01 per $1,000 of the face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes. We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace. This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We deduct $5 per $1,000 of the face amount of insurance (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract year (later if additional insurance is added after issue). However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract anniversary. For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial face amount of insurance until it reaches zero at the end of the 10th Contract year. We do not deduct a surrender charge from the death benefit if the insured dies during the first 10 Contract years or 10 years from an increase in the face amount of insurance.

Transaction Charges

(a)	We charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the face amount of insurance.

(c)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Series Fund prospectus.

Rider Charges

Contract owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you sign the request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the face amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the face amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain additional benefits, which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met. Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will never be lower than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life required evidence of insurability, which may have included a medical examination. Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

Pruco Life will generally accept any premium payment of at least $25. Pruco Life reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid.

The following table shows, for two face amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00

The following table compares annual and monthly premiums for insureds who are in the Preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary. The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES. The term “net single premium,” the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

Allocation of Premiums

On the Contract date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract date.

After the Contract date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums and the monthly charges are made, the remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular variable investment option, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life will notify the Contract owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts from one variable investment option to another variable investment option, to the fixed rate option, or to the Real Property Account, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Currently, certain transfers affected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year and only within 30 days following each Contract anniversary. The maximum amount that may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Such transfer requests received prior to the Contract anniversary will take effect on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account. Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to: (1) the fixed rate option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of death benefit at issue. A Contract with a Form A death benefit has a death benefit, which will generally equal the initial face amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B death benefit has a death benefit, which will generally equal the face amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for Form B Contract may be less than the increase in cash surrender value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the face amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Contract owners of a Form A Contract should note that any withdrawal may result in a reduction of the face amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the face amount below the minimum face amount. For Form B Contracts, withdrawals will not change the face amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid-up, we will increase the Contract's death benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)

If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up. The death benefit does reflect a deduction for the amount of any Contract debt. See Loans.

(B)

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;

(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Loans. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)

Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)

Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Generally, whenever the death benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.

You may increase or decrease the face amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract. See Increases in the Face Amount and Decreases in the Face Amount.

Increases in the Face Amount

After your first Contract anniversary, you may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit). The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the face amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;

(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the face amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the face amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract anniversary will be effective on your choice of the prior or the next Contract anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in the face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

We will assess, upon lapse or surrender, following an increase in the face amount, the sum of (a) the deferred sales and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and transaction charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. An increase in the face amount triggers new contingent deferred sales and transaction charges, therefore, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in the face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load. See CHARGES AND EXPENSES. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in the face amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the face amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be recomputed as though no increase had been applied.

You may transfer the total amount attributable to the increase in the face amount from the variable investment options or the Real Property Account to the fixed rate option at any time within two years after an increase in the face amount.

The right to convert the increase in the face amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.

Decreases in the Face Amount

You have the option of decreasing the face amount of insurance of the Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the face amount of insurance after the decrease must be at least equal to the minimum face amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new face amount, tabular values, scheduled premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the face amount of insurance. We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the face amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in the face amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced. The reduction is based upon the face amount of insurance. The face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract’s Cash Surrender Value Will Vary

The cash surrender value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the valuation period in which a surrender request is received in Good Order at the Customer Value Service Center. The Contract’s cash surrender value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;

(3)	interest credited on any amounts allocated to the fixed rate option; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the variable investment options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option. The minimum loan amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract. The minimum loan amount may be lower in some states.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2008 ranged from 5.35% to 5.86%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

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While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

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While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract year by no more than 1%, rather than with the actual rate of return of the applicable investment options. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract anniversary.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the fixed rate option and variable investment options, including the Real Property Account. The variable portion is then applied proportionately to the applicable variable investment options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)

The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b)	The amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero.
(c)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d)	You may make no more than four withdrawals in each Contract year.

There is a transaction fee for each withdrawal equal to the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new face amount of less than the minimum face amount shown under List of Contract Minimums in your Contract Data pages. A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the face amount. Form A Contract owners who make a withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the face amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.

Under a Form B Contract, the cash surrender value and the Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled

Premiums continue to be paid when due. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the two options described below for which no further premiums are payable.

1.

Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.

Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See

Loans. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract. Contracts Not Classified as Modified Endowment Contracts

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If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the death benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum face amount of $10,000, and with increases and decreases in the face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Variable reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract was sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $80,907,743 in 2008, $90,865,268 in 2007, and $91,615,140 in 2006. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,852,244 in 2008, $16,112,532 in 2007, and $11,528,129 in 2006. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Currently, Prudential Financial has a minority ownership interest in the joint venture.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Wachovia and Wells Fargo & Company (“Wells Fargo”) announced that they entered into an Agreement and Plan of Merger, pursuant to which Wachovia would be merged into Wells Fargo, which would succeed to Wachovia’s rights and obligations under the joint venture arrangements. As reported by Wells Fargo, this merger was completed on December 31, 2008.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the face amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. Pruco Life may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcome cannot be predicted. It is possible that results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.

On April 17, 2009, AST Investment Services, Inc. ("ASISI") one of the Investment Managers of Advanced Series Trust, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of ASISI related to certain variable annuities and Advanced Series Trust. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired ASISI, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, ASISI is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of Advanced Series Trust and the Staff of the SEC. Neither Pruco Life nor Prudential Investments LLC, the other Investment Manager of Advanced Series Trust, is involved in the settlements.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

attained age - The insured’s age on the Contract date plus the number of Contract years since then.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charges. Also referred to in the Contract as “Net Cash Value.”

Contract - The individual variable life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is issued, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options, the Real Property Account, the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary.

death benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount - The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age - The insured's age as of the Contract date.

Monthly date - The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

variable investment option - Any of the portfolios available in the Series Fund and/or the Pruco Life Variable Contract Real Property Account.

you - The owner of the Contract.

To Learn More About Pruco Life Variable Appreciable Life

To learn more about the Pruco Life Variable Appreciable Life contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2009, or view online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	5

PERFORMANCE DATA	6
Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	6

FINANCIAL STATEMENTS	7

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89558. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life Variable Appreciable Life SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-3971

Part B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Appreciable Account

Pruco Life Insurance Company

Variable Appreciable Life ®

Insurance Contracts

This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life ® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2009.

TABLE OF CONTENTS

Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	5

PERFORMANCE DATA	6
Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	6

FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $796,030,395 in 2008, $717,671,914 in 2007, and $653,795,842 in 2006.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

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Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life ® Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

The Prudential Insurance Company of America (“Prudential”), Pruco Life Insurance Company (“Pruco Life”), a subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), a subsidiary of Pruco Life, jointly entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Prudential, Pruco Life, and Pruco Life of New Jersey with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,014,514 in 2008, $3,144,953 in 2007, and $3,339,870 in 2006 from Prudential, Pruco Life, and Pruco Life of New Jersey for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

2

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A and B Contract’s Death Benefit Will Vary, below. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult with a Pruco Life representative before making unscheduled premium payments.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)

If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. The death benefit does reflect a deduction for the amount of any Contract debt.

(B)

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid,

3

the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)

Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)

Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

----------------- -------------- ----------------------------       --------------- ------------- ----------------------------
                                    Increase in Insurance                                            Increase in Insurance
 Male Attained     Net Single           Amount Per $1                   Female       Net Single          Amount Per $1
      Age            Premium        Increase in Contract               Attained       Premium        Increase in Contract
                                            Fund                         Age                                 Fund
----------------- -------------- ----------------------------       --------------- ------------- ----------------------------
----------------- -------------- ----------------------------       --------------- ------------- ----------------------------

       5             .09884                $10.12                          5           .08198               $12.20
       25            .18455                $ 5.42                         25           .15687               $ 6.37
       35            .25596                $ 3.91                         35           .21874               $ 4.57
       55            .47352                $ 2.11                         55           .40746               $ 2.45
       65            .60986                $ 1.64                         65           .54017               $ 1.85
----------------- -------------- ----------------------------       --------------- ------------- ----------------------------

Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A

4

registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of Pruco Life Variable Appreciable Account as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

5

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Pruco Life’s Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life’s Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

6

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
ASSETS
Investment in the portfolios, at value	$113,660,761	$204,503,860	$471,605,229	$782,060,051
Net Assets	$113,660,761	$204,503,860	$471,605,229	$782,060,051

NET ASSETS, representing:
Accumulation units	$113,660,761	$204,503,860	$471,605,229	$782,060,051
	$113,660,761	$204,503,860	$471,605,229	$782,060,051

Units outstanding	64,977,707	91,201,902	91,742,494	165,142,949

Portfolio shares held	11,366,076	20,677,842	28,756,416	63,376,017
Portfolio net asset value per share	$10.00	$9.89	$16.40	$12.34
Investment in portfolio shares, at cost	$113,660,761	$225,515,969	$655,153,772	$997,929,072

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio
INVESTMENT INCOME
Dividend income	$2,870,038	$11,100,332	$9,488,751	$28,053,830

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	659,561	1,278,511	3,940,964	5,662,938
Reimbursement for excess expenses	(11,562)	(33,760)	0	(2,155,954)

NET EXPENSES	647,999	1,244,751	3,940,964	3,506,984

NET INVESTMENT INCOME (LOSS)	2,222,039	9,855,581	5,547,787	24,546,846

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,000,126	70,506,165	76,145,304
Realized gain (loss) on shares redeemed	0	(568,095)	1,941,457	(917,158)
Net change in unrealized gain (loss) on investments	0	(20,040,406)	(376,905,011)	(365,646,482)

NET GAIN (LOSS) ON INVESTMENTS	0	(18,608,375)	(304,457,389)	(290,418,336)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,222,039	$(8,752,794)	$(298,909,602)	$(265,871,490)

The accompanying notes are an integral part of these financial statements.

A1

	SUBACCOUNTS (Continued)
	Prudential Conservative Balanced Portfolio	Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at value	$409,337,924	$103,767,215	$588,971,592	$84,635,418	$186,029,001	$64,860,308
Net Assets	$409,337,924	$103,767,215	$588,971,592	$84,635,418	$186,029,001	$64,860,308

NET ASSETS, representing:
Accumulation units	$409,337,924	$103,767,215	$588,971,592	$84,635,418	$186,029,001	$64,860,308
	$409,337,924	$103,767,215	$588,971,592	$84,635,418	$186,029,001	$64,860,308

Units outstanding	103,381,074	35,190,983	453,401,728	8,359,450	79,665,286	44,767,582

Portfolio shares held	32,256,732	9,554,992	163,150,025	3,571,115	8,173,506	4,962,533
Portfolio net asset value per share	$12.69	$10.86	$3.61	$23.70	$22.76	$13.07
Investment in portfolio shares, at cost	$457,117,444	$179,607,346	$844,162,551	$129,325,993	$230,585,806	$95,199,643

	SUBACCOUNTS (Continued)
	Prudential Conservative Balanced Portfolio	Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio
INVESTMENT INCOME
Dividend income	$16,558,787	$2,869,768	$62,618,082	$1,308,802	$5,842,631	$1,913,163

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	2,884,577	920,066	4,284,490	1,037,830	1,524,354	594,341
Reimbursement for excess expenses	(886,557)	0	0	0	0	0

NET EXPENSES	1,998,020	920,066	4,284,490	1,037,830	1,524,354	594,341

NET INVESTMENT INCOME (LOSS)	14,560,767	1,949,702	58,333,592	270,972	4,318,277	1,318,822

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	32,889,239	0	22,035,639	0	6,458,251
Realized gain (loss) on shares redeemed	1,175,520	(713,595)	(1,867,293)	16,777,389	2,976,852	1,647,042
Net change in unrealized gain (loss) on investments	(130,886,261)	(112,287,759)	(230,281,994)	(138,470,467)	(119,880,235)	(60,943,416)

NET GAIN (LOSS) ON INVESTMENTS	(129,710,741)	(80,112,115)	(232,149,287)	(99,657,439)	(116,903,383)	(52,838,123)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(115,149,974)	$(78,162,413)	$(173,815,695)	$(99,386,467)	$(112,585,106)	$(51,519,301)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at value	$25,921,181	$130,313,283	$52,679,298	$13,798,488
Net Assets	$25,921,181	$130,313,283	$52,679,298	$13,798,488

NET ASSETS, representing:
Accumulation units	$25,921,181	$130,313,283	$52,679,298	$13,798,488
	$25,921,181	$130,313,283	$52,679,298	$13,798,488

Units outstanding	7,784,606	85,715,587	19,708,004	16,762,012

Portfolio shares held	2,273,788	8,870,884	4,207,612	1,674,574
Portfolio net asset value per share	$11.40	$14.69	$12.52	$8.24
Investment in portfolio shares, at cost	$26,920,183	$182,961,292	$75,752,827	$22,305,313

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME
Dividend income	$997,616	$933,734	$808,297	$471,373

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	147,779	1,070,310	416,109	160,359
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	147,779	1,070,310	416,109	160,359

NET INVESTMENT INCOME (LOSS)	849,837	(136,576)	392,188	311,014

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	10,789,514	910,238
Realized gain (loss) on shares redeemed	(83,888)	(429,596)	(369,470)	159,510
Net change in unrealized gain (loss) on investments	140,710	(79,687,629)	(35,468,615)	(16,584,113)

NET GAIN (LOSS) ON INVESTMENTS	56,822	(80,117,225)	(25,048,571)	(15,514,365)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$906,659	$(80,253,801)	$(24,656,383)	$(15,203,351)

The accompanying notes are an integral part of these financial statements.

A3

	SUBACCOUNTS (Continued)
	Janus Aspen Large Cap Growth Portfolio - Institutional Shares	MFS VIT Growth Series-Initial Class	American Century VP Value Fund	Prudential SP T. Rowe Price Large-Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Prudential SP Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at value	$34,196,697	$33,718,251	$16,400,976	$0	$5,981,718	$7,694,058
Net Assets	$34,196,697	$33,718,251	$16,400,976	$0	$5,981,718	$7,694,058

NET ASSETS, representing:
Accumulation units	$34,196,697	$33,718,251	$16,400,976	$0	$5,981,718	$7,694,058
	$34,196,697	$33,718,251	$16,400,976	$0	$5,981,718	$7,694,058

Units outstanding	33,136,334	29,723,947	10,274,369	0	6,247,682	7,880,753

Portfolio shares held	2,162,979	2,158,659	3,504,482	0	890,137	1,012,376
Portfolio net asset value per share	$15.81	$15.62	$4.68	$0.00	$6.72	$7.60
Investment in portfolio shares, at cost	$40,155,007	$37,276,907	$24,875,447	$0	$9,066,760	$12,642,826

	SUBACCOUNTS (Continued)
	Janus Aspen Large Cap Growth Portfolio - Institutional Shares	MFS VIT Growth Series-Initial Class	American Century VP Value Fund	Prudential SP T. Rowe Price Large-Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Prudential SP Small-Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$360,680	$89,218	$532,700	$0	$126,462	$110,419

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	289,928	255,099	125,543	3,098	50,789	59,962
Reimbursement for excess expenses	0	0	0	0	0	0

NET EXPENSES	289,928	255,099	125,543	3,098	50,789	59,962

NET INVESTMENT INCOME (LOSS)	70,752	(165,881)	407,157	(3,098)	75,673	50,457

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	2,828,106	0	538,648	1,056,860
Realized gain (loss) on shares redeemed	786,402	988,050	(843,499)	109,436	(55,291)	(229,096)
Net change in unrealized gain (loss) on investments	(24,140,330)	(20,901,460)	(8,755,386)	(174,443)	(4,611,137)	(4,330,416)

NET GAIN (LOSS) ON INVESTMENTS	(23,353,928)	(19,913,410)	(6,770,779)	(65,007)	(4,127,780)	(3,502,652)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,283,176)	$(20,079,291)	$(6,363,622)	$(68,105)	$(4,052,107)	$(3,452,195)

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Prudential SP Small-Cap Growth Portfolio	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Prudential SP Large Cap Value Portfolio
ASSETS
Investment in the portfolios, at value	$0	$18,583,881	$2,965,845	$0
Net Assets	$0	$18,583,881	$2,965,845	$0

NET ASSETS, representing:
Accumulation units	$0	$18,583,881	$2,965,845	$0
	$0	$18,583,881	$2,965,845	$0

Units outstanding	0	14,006,437	2,665,569	0

Portfolio shares held	0	1,680,279	442,663	0
Portfolio net asset value per share	$0.00	$11.06	$6.70	$0.00
Investment in portfolio shares, at cost	$0	$18,900,469	$4,207,705	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Prudential SP Small-Cap Growth Portfolio	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Prudential SP Large Cap Value Portfolio
INVESTMENT INCOME
Dividend income	$0	$946,173	$269,070	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	6,910	114,219	19,251	7,790
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	6,910	114,219	19,251	7,790

NET INVESTMENT INCOME (LOSS)	(6,910)	831,954	249,819	(7,790)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	3,211	0
Realized gain (loss) on shares redeemed	326,927	(20,636)	(48,594)	1,258
Net change in unrealized gain (loss) on investments	(472,767)	(1,009,055)	(1,080,966)	(144,653)

NET GAIN (LOSS) ON INVESTMENTS	(145,840)	(1,029,691)	(1,126,349)	(143,395)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(152,750)	$(197,737)	$(876,530)	$(151,185)

The accompanying notes are an integral part of these financial statements.

A5

	SUBACCOUNTS (Continued)
	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at value	$0	$1,157,496	$2,844,755	$5,238,102	$1,228,763	$6,748,723
Net Assets	$0	$1,157,496	$2,844,755	$5,238,102	$1,228,763	$6,748,723

NET ASSETS, representing:
Accumulation units	$0	$1,157,496	$2,844,755	$5,238,102	$1,228,763	$6,748,723
	$0	$1,157,496	$2,844,755	$5,238,102	$1,228,763	$6,748,723

Units outstanding	0	1,305,766	3,727,063	4,299,623	1,057,146	6,147,441

Portfolio shares held	0	242,154	829,375	1,143,690	138,219	863,008
Portfolio net asset value per share	$0.00	$4.78	$3.43	$4.58	$8.89	$7.82
Investment in portfolio shares, at cost	$0	$1,744,569	$5,147,246	$8,460,247	$1,494,693	$9,133,539

	SUBACCOUNTS (Continued)
	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio

INVESTMENT INCOME
Dividend income	$0	$0	$0	$21,509	$40,664	$205,725

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4,309	9,653	24,233	42,985	8,037	49,115
Reimbursement for excess expenses	0	0	0	0	0	0

NET EXPENSES	4,309	9,653	24,233	42,985	8,037	49,115

NET INVESTMENT INCOME (LOSS)	(4,309)	(9,653)	(24,233)	(21,476)	32,627	156,610

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	121,247	963,260	1,201,156	67,541	623,625
Realized gain (loss) on shares redeemed	300,053	(44,833)	(70,270)	(187,743)	(10,276)	(103,939)
Net change in unrealized gain (loss) on investments	(324,981)	(818,468)	(3,010,808)	(4,064,456)	(402,094)	(3,440,761)

NET GAIN (LOSS) ON INVESTMENTS	(24,928)	(742,054)	(2,117,818)	(3,051,043)	(344,829)	(2,921,075)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,237)	$(751,707)	$(2,142,051)	$(3,072,519)	$(312,202)	$(2,764,465)

The accompanying notes are an integral part of these financial statements.

A6

 FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS
	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio
ASSETS
Investment in the portfolios, at value	$9,461,312	$5,212,813	$5,015,911	$6,636,996
Net Assets	$9,461,312	$5,212,813	$5,015,911	$6,636,996

NET ASSETS, representing:
Accumulation units	$9,461,312	$5,212,813	$5,015,911	$6,636,996
	$9,461,312	$5,212,813	$5,015,911	$6,636,996

Units outstanding	9,299,501	5,556,363	4,932,745	5,836,056

Portfolio shares held	1,433,532	935,873	1,453,887	1,340,807
Portfolio net asset value per share	$6.60	$5.57	$3.45	$4.95
Investment in portfolio shares, at cost	$14,111,825	$8,358,831	$10,037,554	$12,855,816

STATEMENT OF OPERATIONS
For the period ended December 31, 2008

	SUBACCOUNTS
	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio
INVESTMENT INCOME
Dividend income	$221,428	$78,359	$131,253	$269,775

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	77,732	43,582	50,911	57,867
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	77,732	43,582	50,911	57,867

NET INVESTMENT INCOME (LOSS)	143,696	34,777	80,342	211,908

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,297,010	777,326	1,596,713	1,563,995
Realized gain (loss) on shares redeemed	(184,715)	(57,675)	(1,276,764)	(431,136)
Net change in unrealized gain (loss) on investments	(6,989,786)	(4,588,711)	(6,341,003)	(6,751,616)

NET GAIN (LOSS) ON INVESTMENTS	(5,877,491)	(3,869,060)	(6,021,054)	(5,618,757)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,733,795)	$(3,834,283)	$(5,940,712)	$(5,406,849)

The accompanying notes are an integral part of these financial statements.

A7

	SUBACCOUNTS (Continued)
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Marsico Captial Growth Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at value	$3,485,013	$2,429,336	$3,308,963	$2,486,218
Net Assets	$3,485,013	$2,429,336	$3,308,963	$2,486,218

NET ASSETS, representing:	$3,485,013	$2,429,336	$3,308,963	$2,486,218
Accumulation units	$3,485,013	$2,429,336	$3,308,963	$2,486,218

Units outstanding	556,131	395,093	542,185	365,742

Portfolio shares held	500,002	236,777	261,578	221,984
Portfolio net asset value per share	$6.97	$10.26	$12.65	$11.20
Investment in portfolio shares, at cost	$5,401,480	$4,136,931	$5,254,584	$3,601,412

	SUBACCOUNTS (Continued)
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Marsico Captial Growth Portfolio	AST Small-Cap Growth Portfolio
INVESTMENT INCOME
Dividend income	$1,759	$51,167	$7,890	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	14,640	12,137	14,126	12,606
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	14,640	12,137	14,126	12,606

NET INVESTMENT INCOME (LOSS)	(12,881)	39,030	(6,236)	(12,606)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	190,146	83,448	0
Realized gain (loss) on shares redeemed	(71,597)	(82,038)	(33,249)	(53,160)
Net change in unrealized gain (loss) on investments	(1,916,467)	(1,707,595)	(1,945,621)	(1,115,194)

NET GAIN (LOSS) ON INVESTMENTS	(1,988,064)	(1,599,487)	(1,895,422)	(1,168,354)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,000,945)	$(1,560,457)	$(1,901,658)	$(1,180,960)

The accompanying notes are an integral part of these financial statements.

A8

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A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$2,222,039	$4,704,651	$9,855,581	$9,624,558
Capital gains distributions received	0	0	2,000,126	0
Realized gain (loss) on shares redeemed	0	0	(568,095)	(34,422)
Net change in unrealized gain (loss) on investments	0	0	(20,040,406)	1,141,367

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,222,039	4,704,651	(8,752,794)	10,731,503

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,063,656	8,945,919	7,515,188	6,553,723
Policy loans	(3,669,887)	(6,326,965)	(2,171,429)	(1,814,368)
Policy loan repayments and interest	2,257,800	1,347,193	1,969,321	1,518,491
Surrenders, withdrawals and death benefits	(11,336,041)	(10,408,056)	(6,727,784)	(5,469,541)
Net transfers between other subaccounts or fixed rate option	14,703,779	22,103,225	(427,343)	(597,579)
Withdrawal and other charges	(7,137,642)	(6,621,341)	(5,519,195)	(5,066,958)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,881,665	9,039,975	(5,361,242)	(4,876,232)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,103,704	13,744,626	(14,114,036)	5,855,271

NET ASSETS
Beginning of period	106,557,057	92,812,431	218,617,896	212,762,625
End of period	$113,660,761	$106,557,057	$204,503,860	$218,617,896

Beginning units	63,522,209	55,736,781	93,555,466	95,706,483
Units issued	22,084,571	47,327,433	4,002,491	3,787,658
Units redeemed	(20,629,073)	(39,542,005)	(6,356,055)	(5,938,675)
Ending units	64,977,707	63,522,209	91,201,902	93,555,466

The accompanying notes are an integral part of these financial statements.

A10

	SUBACCOUNTS (Continued)
	Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$5,547,787	$3,662,244	$24,546,846	$21,770,422	$14,560,767	$13,781,947
Capital gains distributions received	70,506,165	534,573	76,145,304	41,659,976	0	0
Realized gain (loss) on shares redeemed	1,941,457	11,770,621	(917,158)	9,168,902	1,175,520	4,482,382
Net change in unrealized gain (loss) on investments	(376,905,011)	49,828,380	(365,646,482)	(9,708,057)	(130,886,261)	11,753,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(298,909,602)	65,795,818	(265,871,490)	62,891,243	(115,149,974)	30,017,507

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	36,319,186	25,917,327	56,416,303	38,491,392	32,355,878	21,057,821
Policy loans	(14,676,141)	(15,450,196)	(19,008,940)	(20,202,921)	(8,823,321)	(8,095,400)
Policy loan repayments and interest	16,707,557	15,146,189	22,470,593	19,875,114	9,265,428	8,613,150
Surrenders, withdrawals and death benefits	(32,904,887)	(28,369,732)	(48,078,412)	(34,892,364)	(24,363,879)	(18,463,738)
Net transfers between other subaccounts or fixed rate option	(10,245,208)	(21,214,411)	(21,679,340)	(17,671,070)	(11,282,576)	(10,335,751)
Withdrawal and other charges	(19,235,418)	(19,644,975)	(28,977,792)	(28,829,198)	(15,818,214)	(15,817,845)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,034,911)	(43,615,798)	(38,857,588)	(43,229,047)	(18,666,684)	(23,041,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(322,944,513)	22,180,020	(304,729,078)	19,662,196	(133,816,658)	6,975,744

NET ASSETS
Beginning of period	794,549,742	772,369,722	1,086,789,129	1,067,126,933	543,154,582	536,178,838
End of period	$471,605,229	$794,549,742	$782,060,051	$1,086,789,129	$409,337,924	$543,154,582

Beginning units	95,451,076	100,446,176	172,117,773	178,794,193	107,990,049	112,964,571
Units issued	9,003,530	6,903,682	13,011,192	10,911,761	8,486,050	7,094,208
Units redeemed	(12,712,112)	(11,898,782)	(19,986,016)	(17,588,181)	(13,095,025)	(12,068,730)
Ending units	91,742,494	95,451,076	165,142,949	172,117,773	103,381,074	107,990,049

The accompanying notes are an integral part of these financial statements.

A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential High Yield Bond Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$1,949,702	$1,580,894	$58,333,592	$50,507,950
Capital gains distributions received	32,889,239	22,373,260	0	0
Realized gain (loss) on shares redeemed	(713,595)	4,280,128	(1,867,293)	593,257
Net change in unrealized gain (loss) on investments	(112,287,759)	(23,128,026)	(230,281,994)	(35,678,762)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(78,162,413)	5,106,256	(173,815,695)	15,422,445

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,118,905	8,933,718	3,261,782	2,655,610
Policy loans	(3,581,573)	(3,569,296)	(962,708)	(926,443)
Policy loan repayments and interest	2,518,344	2,528,807	701,146	660,130
Surrenders, withdrawals and death benefits	(8,819,586)	(7,154,938)	(2,189,962)	(4,285,897)
Net transfers between other subaccounts or fixed rate option	(1,498,770)	(1,988,475)	(1,145,063)	(22,950,783)
Withdrawal and other charges	(5,951,957)	(6,533,497)	(6,559,489)	(6,661,158)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,214,637)	(7,783,681)	(6,894,294)	(31,508,541)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,377,050)	(2,677,425)	(180,709,989)	(16,086,096)

NET ASSETS
Beginning of period	189,144,265	191,821,690	769,681,581	785,767,677
End of period	$103,767,215	$189,144,265	$588,971,592	$769,681,581

Beginning units	37,490,236	39,118,786	457,465,068	476,347,921
Units issued	4,540,579	3,714,837	1,856,276	15,463,454
Units redeemed	(6,839,832)	(5,343,387)	(5,919,616)	(34,346,307)
Ending units	35,190,983	37,490,236	453,401,728	457,465,068

The accompanying notes are an integral part of these financial statements.

A12

	SUBACCOUNTS (Continued)
	Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$270,972	$66,483	$4,318,277	$3,167,825	$1,318,822	$641,847
Capital gains distributions received	22,035,639	33,981,247	0	0	6,458,251	0
Realized gain (loss) on shares redeemed	16,777,389	4,429,783	2,976,852	7,643,285	1,647,042	1,958,794
Net change in unrealized gain (loss) on investments	(138,470,467)	31,984,532	(119,880,235)	2,833,695	(60,943,416)	8,352,190

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(99,386,467)	70,462,045	(112,585,106)	13,644,805	(51,519,301)	10,952,831

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,462,200	2,049,732	20,632,769	18,644,993	6,927,912	7,702,927
Policy loans	(4,036,445)	(3,605,655)	(4,916,272)	(5,298,645)	(2,233,808)	(2,469,859)
Policy loan repayments and interest	2,687,796	2,522,697	3,944,730	3,939,052	1,578,179	1,371,502
Surrenders, withdrawals and death benefits	(5,844,585)	(5,680,921)	(18,320,910)	(12,747,976)	(4,772,159)	(4,334,825)
Net transfers between other subaccounts or fixed rate option	(27,561,118)	4,279,006	2,440,555	(9,759,749)	(7,272,442)	6,992,712
Withdrawal and other charges	(2,538,582)	(2,237,025)	(11,753,479)	(12,493,568)	(4,100,783)	(4,378,162)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(33,830,734)	(2,672,166)	(7,972,607)	(17,715,893)	(9,873,101)	4,884,295

TOTAL INCREASE (DECREASE) IN NET ASSETS	(133,217,201)	67,789,879	(120,557,713)	(4,071,088)	(61,392,402)	15,837,126

NET ASSETS
Beginning of period	217,852,619	150,062,740	306,586,714	310,657,802	126,252,710	110,415,584
End of period	$84,635,418	$217,852,619	$186,029,001	$306,586,714	$64,860,308	$126,252,710

Beginning units	10,052,169	10,206,697	84,335,464	88,621,188	50,640,501	48,709,664
Units issued	1,190,846	1,041,744	11,597,296	9,261,460	8,681,623	8,597,503
Units redeemed	(2,883,565)	(1,196,272)	(16,267,474)	(13,547,184)	(14,554,542)	(6,666,666)
Ending units	8,359,450	10,052,169	79,665,286	84,335,464	44,767,582	50,640,501

The accompanying notes are an integral part of these financial statements.

A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential Government income Portfolio		Prudential Jennison Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$849,837	$886,798	$(136,576)	$(644,049)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(83,888)	(103,067)	(429,596)	1,398,747
Net change in unrealized gain (loss) on investments	140,710	350,878	(79,687,629)	21,939,990

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	906,659	1,134,609	(80,253,801)	22,694,688

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,071,442	833,335	19,225,173	19,525,018
Policy loans	(367,656)	(311,623)	(5,401,914)	(5,121,825)
Policy loan repayments and interest	468,436	460,744	3,477,854	3,035,404
Surrenders, withdrawals and death benefits	(1,028,882)	(853,130)	(11,070,871)	(9,246,386)
Net transfers between other subaccounts or fixed rate option	1,883,809	(263,193)	(3,962,031)	(7,535,128)
Withdrawal and other charges	(585,625)	(535,973)	(10,292,648)	(10,461,650)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,441,524	(669,840)	(8,024,437)	(9,804,567)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,348,183	464,769	(88,278,238)	12,890,121

NET ASSETS
Beginning of period	23,572,998	23,108,229	218,591,521	205,701,400
End of period	$25,921,181	$23,572,998	$130,313,283	$218,591,521

Beginning units	7,339,977	7,559,565	89,713,450	93,669,057
Units issued	1,487,170	730,424	12,332,659	11,172,093
Units redeemed	(1,042,541)	(950,012)	(16,330,522)	(15,127,700)
Ending units	7,784,606	7,339,977	85,715,587	89,713,450

The accompanying notes are an integral part of these financial statements.

A14

	SUBACCOUNTS (Continued)
	Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Large Cap Growth Portfolio-Institutional Shares
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$392,188	$(5,137)	$311,014	$308,090	$70,752	$73,188
Capital gains distributions received	10,789,514	5,864,784	910,238	4,154,797	0	0
Realized gain (loss) on shares redeemed	(369,470)	2,299,077	159,510	902,028	786,402	1,287,647
Net change in unrealized gain (loss) on investments	(35,468,615)	(8,906,044)	(16,584,113)	(1,397,638)	(24,140,330)	6,306,829

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,656,383)	(747,320)	(15,203,351)	3,967,277	(23,283,176)	7,667,664

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,565,472	1,643,954	2,135,396	3,280,725	6,695,032	7,643,165
Policy loans	(1,315,046)	(1,446,767)	(415,181)	(444,894)	(1,316,084)	(1,552,806)
Policy loan repayments and interest	1,249,368	1,078,690	143,284	103,325	309,678	266,891
Surrenders, withdrawals and death benefits	(2,997,374)	(2,525,795)	(2,056,090)	(1,536,877)	(3,433,476)	(2,941,922)
Net transfers between other subaccounts or fixed rate option	(781,152)	10,115,460	(6,749,527)	2,013,297	(1,105,438)	(576,781)
Withdrawal and other charges	(1,498,422)	(1,517,798)	(1,534,319)	(1,752,103)	(3,847,371)	(4,042,784)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,777,154)	7,347,744	(8,476,437)	1,663,473	(2,697,659)	(1,204,237)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,433,537)	6,600,424	(23,679,788)	5,630,750	(25,980,835)	6,463,427

NET ASSETS
Beginning of period	80,112,835	73,512,411	37,478,276	31,847,526	60,177,532	53,714,105
End of period	$52,679,298	$80,112,835	$13,798,488	$37,478,276	$34,196,697	$60,177,532

Beginning units	20,545,546	18,640,704	23,215,419	22,166,057	34,940,621	35,679,056
Units issued	2,878,414	5,214,681	2,136,617	4,107,280	5,183,102	5,247,526
Units redeemed	(3,715,956)	(3,309,839)	(8,590,024)	(3,057,918)	(6,987,389)	(5,985,961)
Ending units	19,708,004	20,545,546	16,762,012	23,215,419	33,136,334	34,940,621

The accompanying notes are an integral part of these financial statements.

A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	MFS VIT Growth Series - Initial Class		American Century VP Value Fund
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(165,881)	$(267,648)	$407,157	$275,394
Capital gains distributions received	0	0	2,828,106	2,309,803
Realized gain (loss) on shares redeemed	988,050	1,217,051	(843,499)	277,774
Net change in unrealized gain (loss) on investments	(20,901,460)	7,267,582	(8,755,386)	(4,370,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(20,079,291)	8,216,985	(6,363,622)	(1,507,960)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,937,014	5,556,169	2,383,950	2,872,699
Policy loans	(1,256,099)	(1,155,179)	(533,679)	(577,497)
Policy loan repayments and interest	210,803	299,973	99,966	126,584
Surrenders, withdrawals and death benefits	(2,984,771)	(2,432,081)	(2,425,707)	(1,428,930)
Net transfers between other subaccounts or fixed rate option	7,259,744	(403,134)	(629,281)	(828,809)
Withdrawal and other charges	(3,223,286)	(3,117,036)	(1,470,190)	(1,703,838)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,943,405	(1,251,288)	(2,574,941)	(1,539,791)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,135,886)	6,965,697	(8,938,563)	(3,047,751)

NET ASSETS
Beginning of period	47,854,137	40,888,440	25,339,539	28,387,290
End of period	$33,718,251	$47,854,137	$16,400,976	$25,339,539

Beginning units	26,243,015	27,007,788	11,554,632	12,205,125
Units issued	8,997,628	3,995,295	1,512,020	1,560,428
Units redeemed	(5,516,696)	(4,760,068)	(2,792,283)	(2,210,921)
Ending units	29,723,947	26,243,015	10,274,369	11,554,632
** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

A16

	SUBACCOUNTS (Continued)
	Prudential SP T. Rowe Price Large-Cap Growth Portfolio		Prudential SP Davis Value Portfolio		Prudential SP Small-Cap Value Potfolio
	01/01/2008 to 05/01/2008**	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(3,098)	$(6,639)	$75,673	$19,863	$50,457	$19,276
Capital gains distributions received	0	0	538,648	338,013	1,056,860	744,954
Realized gain (loss) on shares redeemed	109,436	51,149	(55,291)	190,830	(229,096)	60,756
Net change in unrealized gain (loss) on investments	(174,443)	85,411	(4,611,137)	(169,244)	(4,330,416)	(1,338,107)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(68,105)	129,921	(4,052,107)	379,462	(3,452,195)	(513,121)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,720	175,780	889,019	933,293	929,068	1,081,116
Policy loans	(10,887)	(13,965)	(243,697)	(228,609)	(211,909)	(145,887)
Policy loan repayments and interest	2,001	11,372	97,145	43,175	30,553	55,857
Surrenders, withdrawals and death benefits	(8,815)	(135,124)	(317,894)	(328,247)	(398,019)	(542,790)
Net transfers between other subaccounts or fixed rate option	(1,639,735)	(126,826)	(70,492)	570,769	(178,679)	92,503
Withdrawal and other charges	(38,914)	(152,814)	(456,215)	(486,839)	(558,844)	(585,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,615,630)	(241,577)	(102,134)	503,542	(387,830)	(44,334)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,683,735)	(111,656)	(4,154,241)	883,004	(3,840,025)	(557,455)

NET ASSETS
Beginning of period	1,683,735	1,795,391	10,135,959	9,252,955	11,534,083	12,091,538
End of period	$0	$1,683,735	$5,981,718	$10,135,959	$7,694,058	$11,534,083

Beginning units	1,259,470	1,444,564	6,326,513	6,003,539	8,161,678	8,196,097
Units issued	86,755	347,021	1,087,620	1,246,091	1,011,241	1,143,844
Units redeemed	(1,346,225)	(532,115)	(1,166,451)	(923,117)	(1,292,166)	(1,178,263)
Ending units	0	1,259,470	6,247,682	6,326,513	7,880,753	8,161,678

The accompanying notes are an integral part of these financial statements.

A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential SP Small-Cap Growth Portfolio		Prudential SP PIMCO Total Return Portfolio
	01/01/2008 to 05/01/2008**	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(6,910)	$(23,657)	$831,954	$710,979
Capital gains distributions received	0	144,370	0	0
Realized gain (loss) on shares redeemed	326,927	68,775	(20,636)	2,794
Net change in unrealized gain (loss) on investments	(472,767)	16,990	(1,009,055)	896,689

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(152,750)	206,478	(197,737)	1,610,462

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	93,462	289,431	1,251,415	1,132,478
Policy loans	(19,931)	(26,181)	(406,250)	(89,675)
Policy loan repayments and interest	1,986	11,836	89,802	34,315
Surrenders, withdrawals and death benefits	(21,875)	(218,205)	(4,176,199)	(346,242)
Net transfers between other subaccounts or fixed rate option	(3,632,351)	154,380	3,268,866	545,706
Withdrawal and other charges	(54,948)	(178,944)	(1,201,679)	(1,091,980)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,633,657)	32,317	(1,174,045)	184,602

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,786,407)	238,795	(1,371,782)	1,795,064

NET ASSETS
Beginning of period	3,786,407	3,547,612	19,955,663	18,160,599
End of period	$0	$3,786,407	$18,583,881	$19,955,663

Beginning units	3,108,402	3,079,230	14,921,907	14,773,122
Units issued	108,331	519,710	4,925,120	1,533,122
Units redeemed	(3,216,733)	(490,538)	(5,840,590)	(1,384,337)
Ending units	0	3,108,402	14,006,437	14,921,907

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.

A18

	SUBACCOUNTS (Continued)
	Prudential SP PIMCO High Yield Portfolio		Prudential SP Large Cap Value Portfolio		Prudential SP AIM Core Equity Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 05/01/2008**	01/01/2007 to 12/31/2007	01/01/2008 to 05/01/2008**	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$249,819	$227,562	$(7,790)	$42,493	$(4,309)	$12,829
Capital gains distributions received	3,211	53,217	0	258,438	0	22,952
Realized gain (loss) on shares redeemed	(48,594)	(1,055)	1,258	105,397	300,053	41,381
Net change in unrealized gain (loss) on investments	(1,080,966)	(178,238)	(144,653)	(543,527)	(324,981)	73,240

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(876,530)	101,486	(151,185)	(137,199)	(29,237)	150,402

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	229,865	250,928	129,348	479,056	68,878	239,447
Policy loans	(16,541)	(42,863)	(32,166)	(32,814)	(9,018)	(75,798)
Policy loan repayments and interest	8,494	6,466	10,533	22,618	5,329	12,326
Surrenders, withdrawals and death benefits	(48,809)	(157,629)	(128,365)	(365,589)	(30,719)	(82,233)
Net transfers between other subaccounts or fixed rate option	333,715	205,671	(3,962,498)	497,211	(2,271,582)	243,766
Withdrawal and other charges	(190,181)	(177,391)	(80,515)	(220,129)	(34,383)	(98,796)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	316,543	85,182	(4,063,663)	380,353	(2,271,495)	238,712

TOTAL INCREASE (DECREASE) IN NET ASSETS	(559,987)	186,668	(4,214,848)	243,154	(2,300,732)	389,114

NET ASSETS
Beginning of period	3,525,832	3,339,164	4,214,848	3,971,694	2,300,732	1,911,618
End of period	$2,965,845	$3,525,832	$0	$4,214,848	$0	$2,300,732

Beginning units	2,346,644	2,293,319	2,823,716	2,570,044	1,561,311	1,390,470
Units issued	717,326	379,406	143,265	842,656	61,761	438,947
Units redeemed	(398,401)	(326,081)	(2,966,981)	(588,984)	(1,623,072)	(268,106)
Ending units	2,665,569	2,346,644	0	2,823,716	0	1,561,311

The accompanying notes are an integral part of these financial statements.

A19

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential SP Strategic Partners Focused Growth Portfolio		Prudential SP Mid Cap Growth Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(9,653)	$(10,396)	$(24,233)	$(17,969)
Capital gains distributions received	121,247	71,570	963,260	410,873
Realized gain (loss) on shares redeemed	(44,833)	23,921	(70,270)	68,371
Net change in unrealized gain (loss) on investments	(818,468)	154,504	(3,010,808)	209,846

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(751,707)	239,599	(2,142,051)	671,121

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	182,846	214,637	375,163	401,752
Policy loans	(15,094)	(20,632)	(67,906)	(67,226)
Policy loan repayments and interest	4,432	6,057	17,069	21,872
Surrenders, withdrawals and death benefits	(15,060)	(25,057)	(144,194)	(170,858)
Net transfers between other subaccounts or fixed rate option	(12,654)	(56,348)	(46,726)	58,422
Withdrawal and other charges	(86,837)	(80,549)	(236,346)	(227,987)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	57,633	38,108	(102,940)	15,975

TOTAL INCREASE (DECREASE) IN NET ASSETS	(694,074)	277,707	(2,244,991)	687,096

NET ASSETS
Beginning of period	1,851,570	1,573,863	5,089,746	4,402,650
End of period	$1,157,496	$1,851,570	$2,844,755	$5,089,746

Beginning units	1,278,726	1,245,194	3,807,097	3,804,045
Units issued	258,494	221,886	519,150	564,752
Units redeemed	(231,454)	(188,354)	(599,184)	(561,700)
Ending units	1,305,766	1,278,726	3,727,063	3,807,097

The accompanying notes are an integral part of these financial statements.

A20

	SUBACCOUNTS (Continued)
	SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio		Prudential SP Balanced Asset Allocation Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$(21,476)	$(18,972)	$32,627	$31,997	$156,610	$150,184
Capital gains distributions received	1,201,156	759,216	67,541	28,370	623,625	248,388
Realized gain (loss) on shares redeemed	(187,743)	98,945	(10,276)	11,846	(103,939)	119,217
Net change in unrealized gain (loss) on investments	(4,064,456)	223,185	(402,094)	30,063	(3,440,761)	150,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,072,519)	1,062,374	(312,202)	102,276	(2,764,465)	668,381

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	837,571	835,447	190,226	168,557	819,097	846,540
Policy loans	(211,083)	(181,130)	(29,938)	(5,413)	(237,074)	(75,863)
Policy loan repayments and interest	48,502	40,442	8,081	6,925	31,504	36,103
Surrenders, withdrawals and death benefits	(435,052)	(216,060)	(70,433)	(29,010)	(430,060)	(517,556)
Net transfers between other subaccounts or fixed rate option	380,967	555,151	227,717	112,513	792,557	1,755,238
Withdrawal and other charges	(455,269)	(404,842)	(117,618)	(95,062)	(595,936)	(521,071)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	165,636	629,008	208,035	158,510	380,088	1,523,391

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,906,883)	1,691,382	(104,167)	260,786	(2,384,377)	2,191,772

NET ASSETS
Beginning of period	8,144,985	6,453,603	1,332,930	1,072,144	9,133,100	6,941,328
End of period	$5,238,102	$8,144,985	$1,228,763	$1,332,930	$6,748,723	$9,133,100

Beginning units	4,237,986	3,899,057	909,657	795,619	5,909,097	4,881,624
Units issued	1,074,853	1,010,469	351,954	215,422	1,301,109	1,797,480
Units redeemed	(1,013,216)	(671,540)	(204,465)	(101,384)	(1,062,765)	(770,007)
Ending units	4,299,623	4,237,986	1,057,146	909,657	6,147,441	5,909,097

The accompanying notes are an integral part of these financial statements.

A21

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	Prudential SP Growth Asset Allocation Portfolio		Prudential SP Aggressive Growth Asset Allocation Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007
OPERATIONS
Net investment income (loss)	$143,696	$149,025	$34,777	$32,279
Capital gains distributions received	1,297,010	558,314	777,326	390,625
Realized gain (loss) on shares redeemed	(184,715)	383,492	(57,675)	96,271
Net change in unrealized gain (loss) on investments	(6,989,786)	106,790	(4,588,711)	142,240

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,733,795)	1,197,621	(3,834,283)	661,415

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,555,843	1,442,022	669,235	667,737
Policy loans	(200,615)	(295,878)	(89,734)	(68,773)
Policy loan repayments and interest	83,670	65,636	36,721	21,863
Surrenders, withdrawals and death benefits	(1,144,544)	(867,104)	(279,540)	(224,156)
Net transfers between other subaccounts or fixed rate option	(53,777)	1,892,201	271,751	740,522
Withdrawal and other charges	(1,050,489)	(969,283)	(382,185)	(358,163)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(809,912)	1,267,594	226,248	779,030

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,543,707)	2,465,215	(3,608,035)	1,440,445

NET ASSETS
Beginning of period	16,005,019	13,539,804	8,820,848	7,380,403
End of period	$9,461,312	$16,005,019	$5,212,813	$8,820,848

Beginning units	9,951,823	9,140,734	5,403,739	4,907,542
Units issued	1,512,918	2,616,679	773,911	946,558
Units redeemed	(2,165,240)	(1,805,590)	(621,287)	(450,361)
Ending units	9,299,501	9,951,823	5,556,363	5,403,739

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A22

	SUBACCOUNTS (Continued)
	Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio
	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	05/01/2008* to 12/31/2008	05/01/2008* to 12/31/2008
OPERATIONS
Net investment income (loss)	$80,342	$12,831	$211,908	$177,402	$(12,881)	$39,030
Capital gains distributions received	1,596,713	1,380,310	1,563,995	2,250,419	0	190,146
Realized gain (loss) on shares redeemed	(1,276,764)	151,397	(431,136)	409,819	(71,597)	(82,038)
Net change in unrealized gain (loss) on investments	(6,341,003)	(45,167)	(6,751,616)	(1,163,539)	(1,916,467)	(1,707,595)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,940,712)	1,499,371	(5,406,849)	1,674,101	(2,000,945)	(1,560,457)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	869,927	614,040	840,332	873,777	556,335	317,315
Policy loans	(105,109)	(92,867)	(167,949)	(142,854)	(12,105)	(13,543)
Policy loan repayments and interest	27,756	14,492	29,454	40,447	3,053	4,514
Surrenders, withdrawals and death benefits	(290,181)	(249,696)	(382,513)	(511,947)	(16,277)	(70,057)
Net transfers between other subaccounts or fixed rate option	875,537	622,046	12,253	2,077,636	5,065,015	3,888,198
Withdrawal and other charges	(435,309)	(425,139)	(549,714)	(496,929)	(110,063)	(136,634)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	942,621	482,876	(218,137)	1,840,130	5,485,958	3,989,793

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,998,091)	1,982,247	(5,624,986)	3,514,231	3,485,013	2,429,336

NET ASSETS
Beginning of period	10,014,002	8,031,755	12,261,982	8,747,751	0	0
End of period	$5,015,911	$10,014,002	$6,636,996	$12,261,982	$3,485,013	$2,429,336

Beginning units	4,865,819	4,637,647	5,995,757	5,020,634	0	0
Units issued	1,856,209	995,030	931,462	2,210,349	591,010	443,032
Units redeemed	(1,789,283)	(766,858)	(1,091,163)	(1,235,226)	(34,879)	(47,939)
Ending units	4,932,745	4,865,819	5,836,056	5,995,757	556,131	395,093

The accompanying notes are an integral part of these financial statements.

A23

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio	AST Small-Cap Growth Portfolio
	05/01/2008* to 12/31/2008	05/01/2008* to 12/31/2008
OPERATIONS
Net investment income (loss)	$(6,236)	$(12,606)
Capital gains distributions received	83,448	0
Realized gain (loss) on shares redeemed	(33,249)	(53,160)
Net change in unrealized gain (loss) on investments	(1,945,621)	(1,115,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,901,658)	(1,180,960)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	466,292	168,320
Policy loans	(18,360)	(31,721)
Policy loan repayments and interest	6,020	10,335
Surrenders, withdrawals and death benefits	(47,387)	(71,728)
Net transfers between other subaccounts or fixed rate option	4,896,139	3,707,764
Withdrawal and other charges	(92,083)	(115,792)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,210,621	3,667,178

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,308,963	2,486,218

NET ASSETS
Beginning of period	0	0
End of period	$3,308,963	$2,486,218

Beginning units	0	0
Units issued	566,893	405,650
Units redeemed	(24,708)	(39,908)
Ending units	542,185	365,742

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A24

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
December 31, 2008

Note 1:	General

Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from sales of purchases of Pruco Life's Variable Appreciable Life ("VAL") contracts and Pruco Life's Variable Universal Life ("VUL") contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life contracts. There are thirty-eight subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Funds	Advanced Series Trust
Money Market Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
Diversified Bond Portfolio	AST Large-Cap Value Portfolio
Equity Portfolio	AST Marsico Capital Growth Portfolio
Flexible Managed Portfolio	AST Small-Cap Growth Portfolio
Conservative Balanced Portfolio
High Yield Bond Portfolio	T. Rowe Price
Stock Index Portfolio	International Stock Portfolio
Value Portfolio
Natural Resources Portfolio	Janus Aspen
Global Portfolio	Large Cap Growth Portfolio - Institutional Shares
Government Income Portfolio
Jennison Portfolio	MFS
Small Capitalization Stock Portfolio	VIT Growth Series - Initial Class
SP T. Rowe Price Large-Cap Growth Portfolio
SP Davis Value Portfolio	America Century Investments
SP Small-Cap Value Portfolio	VP Value Fund
SP Small-Cap Growth Portfolio
SP PIMCO Total Return Portfolio
SP PIMCO High Yield Portfolio
SP Large Cap Value Portfolio
SP AIM Core Equity Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Conservative Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
SP Aggressive Growth Asset Allocation Portfolio
SP International Growth Portfolio
SP International Value Portfolio

A25

Note 1:	General (Continued)

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

On May 1, 2008, four Prudential Series Funds were merged into four existing AST funds.

The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended 12/31/2008 as net transfers between subaccounts. The transfers occurred as follows:

Transferred From:	Net Asset Value	Transferred To:	Net Asset Value	Balance Transferred:
PSF SP Small-Cap Growth Portfolio	7.35	AST Small-Cap Growth Portfolio	16.65	$3,618,857
PSF SP T. Rowe Price		AST T. Rowe Price
Large-Cap Growth Portfolio	7.44	Large-Cap Growth Portfolio	11.29	$1,645,595
PSF SP AIM Core Equity	8.65	AST Marsico Capital Growth
		Portfolio	21.81	$2,179,840
PSF SP Large Cap Value	11.36	AST Large-Cap Value Portfolio	18.11	$3,940,572

Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

Investments - The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions - Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

A26

Note 3:	Fair Value

SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 - Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable life insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4:	Taxes

Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A27

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$26,029,374	$(21,795,706)
Prudential Diversified Bond Portfolio	$3,085,286	$(9,691,279)
Prudential Equity Portfolio	$8,065,154	$(36,041,028)
Prudential Flexible Managed Portfolio	$5,243,008	$(47,607,580)
Prudential Conservative Balanced Portfolio	$4,263,669	$(24,928,372)
Prudential Value Portfolio	$7,003,107	$(15,137,810)
Prudential High Yield Bond Portfolio	$928,629	$(12,107,414)
Prudential Natural Resources Portfolio	$12,689,130	$(47,557,694)
Prudential Stock Index Portfolio	$21,475,382	$(30,972,343)
Prudential Global Portfolio	$9,908,035	$(20,375,477)
Prudential Government Income Portfolio	$2,859,853	$(1,566,108)
Prudential Jennison Portfolio	$6,155,577	$(15,250,324)
Prudential Small Capitalization Stock Portfolio	$4,291,372	$(7,484,634)
T. Rowe Price International Stock Portfolio	$834,904	$(9,471,701)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	$2,340,776	$(5,328,362)
MFS VIT Growth Series - Initial Class	$10,524,389	$(4,836,083)
American Century VP Value Fund	$960,300	$(3,660,784)
Prudential SP T. Rowe Price Large-Cap Growth Portfolio	$71,884	$(1,690,612)
Prudential SP Davis Value Portfolio	$938,222	$(1,091,146)
Prudential SP Small-Cap Value Portfolio	$558,057	$(1,005,849)
Prudential SP Small-Cap Growth Portfolio	$79,944	$(3,720,511)
Prudential SP PIMCO Total Return Portfolio	$5,497,426	$(6,785,690)
Prudential SP PIMCO High Yield Portfolio	$745,515	$(448,222)
Prudential SP Large Cap Value Portfolio	$110,807	$(4,182,262)
Prudential SP AIM Core Equity Portfolio	$50,728	$(2,326,532)
Prudential SP Strategic Partners Focused Growth Portfolio	$250,733	$(202,753)
Prudential SP Mid Cap Growth Portfolio	$311,766	$(438,939)
SP Prudential U.S. Emerging Growth Portfolio	$1,163,331	$(1,040,679)
Prudential SP Conservative Asset Allocation Portfolio	$413,567	$(213,569)
Prudential SP Balanced Asset Allocation Portfolio	$1,260,605	$(929,632)
Prudential SP Growth Asset Allocation Portfolio	$1,173,299	$(2,060,944)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$788,158	$(605,493)
Prudential SP International Growth Portfolio	$2,633,497	$(1,741,786)
Prudential SP International Value Portfolio	$833,662	$(1,109,666)
AST T. Rowe Price Large-Cap Growth Portfolio	$5,677,879	$(206,562)
AST Large-Cap Value Portfolio	$4,246,425	$(268,769)
AST Marsico Capital Growth Portfolio	$5,356,813	$(160,317)
AST Small-Cap Growth Portfolio	$3,894,385	$(239,813)

A28

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of PFI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of PFI, serves as the Series Fund's transfer agent.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 1.

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest	Total Return*** Lowest - Highest

	Prudential Money Market Portfolio
December 31, 2008	64,978	$1.44687 to $2.54120	$113,661	2.60%	0.57% to 0.60%	2.03% to	2.07%
December 31, 2007	63,522	$1.41813 to $2.48978	$106,557	4.93%	0.59% to 0.60%	4.42% to	4.46%
December 31, 2006	55,737	$1.35814 to $2.38359	$92,812	4.67%	0.58% to 0.60%	4.13% to	4.17%
December 31, 2005	33,717	$1.30433 to $2.28817	$60,839	2.82%	0.57% to 0.60%	2.29% to	2.34%
December 31, 2004	36,303	$1.27517 to $2.23582	$62,889	1.00%	0.55% to 0.60%	0.41% to	0.47%

A29

Note 7:	Financial Highlights (Continued)

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest	Total Return*** Lowest - Highest

	Prudential Diversified Bond Portfolio
December 31, 2008	91,202	$ 1.69315 to $ 4.49450	$204,504	5.19%	0.56% to 0.60%	-4.03% to	-3.99%
December 31, 2007	93,555	$ 1.76433 to $ 4.68142	$218,618	5.06%	0.59% to 0.60%	5.07% to	5.11%
December 31, 2006	95,706	$ 1.67919 to $ 4.45385	$212,763	4.91%	0.58% to 0.60%	4.35% to	4.41%
December 31, 2005	99,050	$ 1.60922 to $ 4.26564	$211,201	5.25%	0.56% to 0.60%	2.65% to	2.72%
December 31, 2004	39,042	$ 1.56767 to $ 4.15252	$113,449	4.44%	0.55% to 0.60%	4.96% to	5.01%

	Prudential Equity Portfolio
December 31, 2008	91,742	$ 1.26021 to $ 6.72228	$471,605	1.44%	0.60% to 0.60%	-38.53% to	-38.53%
December 31, 2007	95,451	$ 2.05004 to $10.93551	$794,550	1.06%	0.60% to 0.60%	8.66% to	8.67%
December 31, 2006	100,446	$ 1.88658 to $10.06310	$772,370	1.10%	0.60% to 0.60%	11.89% to	11.90%
December 31, 2005	104,878	$ 1.68604 to $ 8.99307	$725,676	0.99%	0.51% to 0.60%	10.81% to	10.91%
December 31, 2004	109,373	$ 1.52160 to $ 8.10824	$687,252	1.29%	0.49% to 0.60%	9.27% to	9.38%

	Prudential Flexible Managed Portfolio
December 31, 2008	165,143	$ 1.35704 to $ 5.12702	$782,060	2.97%	0.36% to 0.60%	-25.27% to	-25.09%
December 31, 2007	172,118	$ 1.81592 to $ 6.84455	$1,086,789	2.38%	0.38% to 0.60%	5.72% to	5.96%
December 31, 2006	178,794	$ 1.71765 to $ 6.45962	$1,067,127	1.96%	0.39% to 0.60%	11.50% to	11.75%
December 31, 2005	185,949	$ 1.54053 to $ 5.78058	$995,201	1.93%	0.37% to 0.60%	3.53% to	3.78%
December 31, 2004	192,385	$ 1.48797 to $ 5.57016	$992,945	1.42%	0.37% to 0.60%	10.09% to	10.33%

	Prudential Conservative Balanced Portfolio
December 31, 2008	103,381	$ 1.37489 to $ 4.32625	$409,338	3.44%	0.41% to 0.60%	-21.88% to	-21.72%
December 31, 2007	107,990	$ 1.75988 to $ 5.52698	$543,155	2.96%	0.43% to 0.60%	5.49% to	5.68%
December 31, 2006	112,965	$ 1.66835 to $ 5.22999	$536,179	2.55%	0.43% to 0.60%	9.77% to	9.97%
December 31, 2005	119,757	$ 1.51981 to $ 4.75604	$517,221	2.33%	0.43% to 0.60%	2.82% to	3.00%
December 31, 2004	124,703	$ 1.47808 to $ 4.61756	$523,226	1.95%	0.41% to 0.60%	7.40% to	7.59%

	Prudential Value Portfolio
December 31, 2008	35,191	$ 1.56943 to $ 4.89092	$103,767	1.87%	0.60% to 0.60%	-42.64% to	-42.64%
December 31, 2007	37,490	$ 2.73606 to $ 8.52643	$189,144	1.40%	0.60% to 0.60%	2.57% to	2.57%
December 31, 2006	39,119	$ 2.66742 to $ 8.31279	$191,822	1.50%	0.60% to 0.60%	19.22% to	19.23%
December 31, 2005	37,363	$ 2.23726 to $ 6.97241	$156,867	1.41%	0.60% to 0.60%	15.96% to	15.97%
December 31, 2004	37,268	$ 1.92935 to $ 6.01243	$135,253	1.40%	0.60% to 0.60%	15.61% to	15.62%

	Prudential High Yield Bond Portfolio
December 31, 2008	453,402	$ 1.26883 to $ 2.74591	$588,972	8.75%	0.60% to 0.60%	-22.75% to	-22.75%
December 31, 2007	457,465	$ 1.64253 to $ 3.55439	$769,682	7.08%	0.60% to 0.60%	1.99% to	2.00%
December 31, 2006	476,348	$ 1.61051 to $ 3.48462	$785,768	7.86%	0.60% to 0.60%	9.60% to	9.61%
December 31, 2005	480,268	$ 1.46934 to $ 3.17938	$723,089	6.89%	0.60% to 0.60%	2.80% to	2.82%
December 31, 2004	484,838	$ 1.42899 to $ 3.09272	$710,889	7.38%	0.60% to 0.60%	9.63% to	9.66%

	Prudential Natural Resources Portfolio
December 31, 2008	8,359	$10.12452 to $10.12452	$84,635	0.76%	0.60% to 0.60%	-53.28% to	-53.28%
December 31, 2007	10,052	$21.67220 to $21.67220	$217,853	0.64%	0.60% to 0.60%	47.41% to	47.41%
December 31, 2006	10,207	$14.70238 to $14.70238	$150,063	1.86%	0.60% to 0.60%	21.47% to	21.47%
December 31, 2005	10,177	$12.10382 to $12.10382	$123,177	0.00%	0.60% to 0.60%	54.98% to	54.98%
December 31, 2004	9,622	$ 7.80970 to $ 7.80970	$75,147	3.37%	0.60% to 0.60%	24.43% to	24.43%

	Prudential Stock Index Portfolio
December 31, 2008	79,665	$ 1.35329 to $ 4.14676	$186,029	2.30%	0.60% to 0.60%	-37.32% to	-37.32%
December 31, 2007	84,335	$ 2.15890 to $ 6.61546	$306,587	1.62%	0.60% to 0.60%	4.47% to	4.47%
December 31, 2006	88,621	$ 2.06659 to $ 6.33248	$310,658	1.59%	0.60% to 0.60%	14.86% to	14.86%
December 31, 2005	102,479	$ 1.79921 to $ 5.51330	$301,777	1.52%	0.60% to 0.60%	3.91% to	3.91%
December 31, 2004	103,586	$ 1.73146 to $ 5.30560	$291,263	1.65%	0.60% to 0.60%	9.79% to	9.80%

	Prudential Global Portfolio
December 31, 2008	44,768	$ 1.23256 to $ 1.60237	$64,860	1.93%	0.60% to 0.60%	-43.26% to	-43.26%
December 31, 2007	50,641	$ 2.17237 to $ 2.82411	$126,253	1.13%	0.60% to 0.60%	9.81% to	9.82%
December 31, 2006	48,710	$ 1.97822 to $ 2.57168	$110,416	0.61%	0.60% to 0.60%	18.93% to	18.94%
December 31, 2005	46,168	$ 1.66328 to $ 2.16226	$88,089	0.59%	0.60% to 0.60%	15.37% to	15.37%
December 31, 2004	46,320	$ 1.44164 to $ 1.87418	$76,606	0.98%	0.60% to 0.60%	8.93% to	8.94%

A30

Note 7:	Financial Highlights (Continued)

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest	Total Return*** Lowest - Highest

	Prudential Government Income Portfolio
December 31, 2008	7,785	$3.32980 to $ 3.32980	$25,921	4.04%	0.60% to 0.60%	3.68% to	3.68%
December 31, 2007	7,340	$3.21159 to $ 3.21159	$23,573	4.46%	0.60% to 0.60%	5.06% to	5.06%
December 31, 2006	7,560	$3.05682 to $ 3.05682	$23,108	4.88%	0.60% to 0.60%	3.12% to	3.12%
December 31, 2005	8,076	$2.96433 to $ 2.96433	$23,941	4.58%	0.60% to 0.60%	1.90% to	1.90%
December 31, 2004	8,830	$2.90912 to $ 2.90912	$25,686	3.73%	0.60% to 0.60%	2.50% to	2.50%

	Prudential Jennison Portfolio
December 31, 2008	85,716	$1.28966 to $1.86228	$130,313	0.52%	0.60% to 0.60%	-37.66% to	-37.65%
December 31, 2007	89,713	$2.06863 to $2.98700	$218,592	0.30%	0.60% to 0.60%	11.33% to	11.33%
December 31, 2006	93,669	$1.85818 to $2.68309	$205,701	0.30%	0.60% to 0.60%	1.18% to	1.18%
December 31, 2005	97,985	$1.83649 to $2.65172	$212,980	0.10%	0.60% to 0.60%	13.87% to	13.88%
December 31, 2004	99,536	$1.61270 to $2.32869	$190,936	0.47%	0.60% to 0.60%	8.98% to	8.98%

	Prudential Small Capitalization Stock Portfolio
December 31, 2008	19,708	$2.67299 to $2.67299	$52,679	1.16%	0.60% to 0.60%	-31.45% to	-31.45%
December 31, 2007	20,546	$3.89928 to $3.89928	$80,113	0.59%	0.60% to 0.60%	-1.13% to	-1.13%
December 31, 2006	18,641	$3.94365 to $3.94635	$73,512	0.59%	0.60% to 0.60%	13.99% to	13.99%
December 31, 2005	19,398	$3.45969 to $3.45969	$67,112	0.60%	0.60% to 0.60%	6.62% to	6.62%
December 31, 2004	21,142	$3.24476 to $3.24476	$68,602	0.62%	0.60% to 0.60%	21.31% to	21.31%

	T. Rowe Price International Stock Portfolio
December 31, 2008	16,762	$0.82320 to $0.82320	$13,798	1.76%	0.60% to 0.60%	-49.01% to	-49.01%
December 31, 2007	23,215	$1.61437 to $1.61437	$37,478	1.49%	0.60% to 0.60%	12.36% to	12.36%
December 31, 2006	22,166	$1.43677 to $1.43677	$31,848	1.10%	0.60% to 0.60%	18.38% to	18.38%
December 31, 2005	20,594	$1.21372 to $1.21372	$24,995	1.64%	0.60% to 0.60%	15.35% to	15.35%
December 31, 2004	21,140	$1.05224 to $1.05224	$22,244	1.17%	0.60% to 0.60%	13.10% to	13.10%

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares
December 31, 2008	33,136	$1.03200 to $1.03200	$34,197	0.75%	0.60% to 0.60%	-40.08% to	-40.08%
December 31, 2007	34,941	$1.72228 to $1.72228	$60,178	0.73%	0.60% to 0.60%	14.40% to	14.40%
December 31, 2006	35,679	$1.50548 to $1.50548	$53,714	0.48%	0.60% to 0.60%	10.72% to	10.72%
December 31, 2005	39,262	$1.35970 to $1.35970	$53,384	0.34%	0.60% to 0.60%	3.66% to	3.66%
December 31, 2004	39,965	$1.31164 to $1.31164	$52,419	0.15%	0.60% to 0.60%	3.89% to	3.89%

	MFS VIT Growth Series - Initial Class
December 31, 2008	29,724	$1.13438 to $1.13438	$33,718	0.21%	0.60% to 0.60%	-37.79% to	-37.79%
December 31, 2007	26,243	$1.82350 to $1.82350	$47,854	0.00%	0.60% to 0.60%	20.45% to	20.45%
December 31, 2006	27,008	$1.51395 to $1.51395	$40,888	0.00%	0.60% to 0.60%	7.25% to	7.25%
December 31, 2005	28,718	$1.41158 to $1.41158	$40,538	0.00%	0.60% to 0.60%	8.54% to	8.54%
December 31, 2004	30,025	$1.30048 to $1.30048	$39,047	0.00%	0.60% to 0.60%	12.29% to	12.29%

	American Century VP Value Fund
December 31, 2008	10,274	$1.59630 to $1.59630	$16,401	2.54%	0.60% to 0.60%	-27.21% to	-27.21%
December 31, 2007	11,555	$2.19302 to $2.19302	$25,340	1.58%	0.60% to 0.60%	-5.71% to	-5.71%
December 31, 2006	12,205	$2.32585 to $2.32585	$28,387	1.39%	0.60% to 0.60%	17.95% to	17.95%
December 31, 2005	13,773	$1.97192 to $1.97192	$27,158	0.86%	0.60% to 0.60%	4.41% to	4.41%
December 31, 2004	14,000	$1.88866 to $1.88866	$26,442	0.99%	0.60% to 0.60%	13.65% to	13.65%

	Prudential SP T. Rowe Price Large-Cap Growth Portfolio (expired May 1, 2008)
December 31, 2008	0	$ 0.00 to $ 0.00	$0	0.00%	0.60% to 0.60%	-4.07% to	-4.07%
December 31, 2007	1,259	$1.33686 to $1.33686	$1,684	0.25%	0.60% to 0.60%	7.56% to	7.56%
December 31, 2006	1,445	$1.24286 to $1.24286	$1,795	0.00%	0.60% to 0.60%	5.28% to	5.28%
December 31, 2005	394	$1.18057 to $1.18057	$465	0.00%	0.60% to 0.60%	15.80% to	15.80%
December 31, 2004	465	$1.01952 to $1.01952	$474	0.00%	0.60% to 0.60%	5.45% to	5.45%

	Prudential SP Davis Value Portfolio
December 31, 2008	6,248	$0.95743 to $0.95743	$5,982	1.49%	0.60% to 0.60%	-40.24% to	-40.24%
December 31, 2007	6,327	$1.60214 to $1.60214	$10,136	0.80%	0.60% to 0.60%	3.95% to	3.95%
December 31, 2006	6,004	$1.54125 to $1.54125	$9,253	0.93%	0.60% to 0.60%	14.34% to	14.34%
December 31, 2005	7,462	$1.34795 to $1.34795	$10,058	0.89%	0.60% to 0.60%	8.87% to	8.87%
December 31, 2004	6,986	$1.23817 to $1.23817	$8,650	0.38%	0.60% to 0.60%	11.85% to	11.85%

A31

Note 7:	Financial Highlights (Continued)

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest	Total Return*** Lowest - Highest

	Prudential SP Small-Cap Value Portfolio
December 31, 2008	7,881	$0.97631 to $0.97631	$7,694	1.10%	0.60% to 0.60%	-30.91% to	-30.91%
December 31, 2007	8,162	$1.41320 to $1.41320	$11,534	0.75%	0.60% to 0.60%	-4.21% to	-4.21%
December 31, 2006	8,196	$1.47528 to $1.47528	$12,092	0.43%	0.60% to 0.60%	13.93% to	13.93%
December 31, 2005	6,496	$1.29493 to $1.29493	$8,412	0.50%	0.60% to 0.60%	3.98% to	3.98%
December 31, 2004	5,450	$1.24532 to $1.24532	$6,787	0.17%	0.60% to 0.60%	19.97% to	19.97%

	Prudential SP Small-Cap Growth Portfolio (expired May 1, 2008)
December 31, 2008	0	$ 0.00 to $ 0.00	$0	0.00%	0.60% to 0.60%	-3.61% to	-3.61%
December 31, 2007	3,108	$1.21812 to $1.21812	$3,786	0.00%	0.60% to 0.60%	5.73% to	5.73%
December 31, 2006	3,079	$1.15211 to $1.15211	$3,548	0.00%	0.60% to 0.60%	11.72% to	11.72%
December 31, 2005	2,664	$1.03126 to $1.03126	$2,747	0.00%	0.60% to 0.60%	1.87% to	1.87%
December 31, 2004	2,424	$1.01234 to $1.01234	$2,453	0.00%	0.60% to 0.60%	-1.50% to	-1.50%

	Prudential SP PIMCO Total Return Portfolio
December 31, 2008	14,006	$1.32681 to $1.32681	$18,584	4.96%	0.60% to 0.60%	-0.79% to	-0.79%
December 31, 2007	14,922	$1.33734 to $1.33734	$19,956	4.39%	0.60% to 0.60%	8.79% to	8.79%
December 31, 2006	14,773	$1.22930 to $1.22930	$18,161	4.12%	0.60%to 0.60%	3.06% to	3.06%
December 31, 2005	19,419	$1.19281 to $1.19281	$23,163	4.79%	0.60% to 0.60%	1.78% to	1.78%
December 31, 2004	15,482	$1.17190 to $1.17190	$18,143	1.97%	0.60% to 0.60%	4.64% to	4.64%

	Prudential SP PIMCO High Yield Portfolio
December 31, 2008	2,666	$1.11265 to $1.11265	$2,966	8.36%	0.60% to 0.60%	-25.95% to	-25.95%
December 31, 2007	2,347	$1.50250 to $1.50250	$3,526	7.12%	0.60% to 0.60%	3.19% to	3.19%
December 31, 2006	2,293	$1.45604 to $1.45604	$3,339	7.37%	0.60% to 0.60%	8.85% to	8.85%
December 31, 2005	1,885	$1.33759 to $1.33759	$2,521	6.21%	0.60% to 0.60%	3.41% to	3.41%
December 31, 2004	2,584	$1.29345 to $1.29345	$3,343	6.87%	0.60% to 0.60%	8.67% to	8.67%

	Prudential SP Large Cap Value Portfolio (expired May 1, 2008)
December 31, 2008	0	$ 0.00 to $ 0.00	$0	0.00%	0.60% to 0.60%	-3.92% to	-3.92%
December 31, 2007	2,824	$1.49266 to $1.49266	$4,215	1.61%	0.60% to 0.60%	-3.41% to	-3.41%
December 31, 2006	2,570	$1.54538 to $1.54538	$3,972	1.04%	0.60% to 0.60%	17.77% to	17.77%
December 31, 2005	1,872	$1.31225 to $1.31225	$2,456	0.74%	0.60% to 0.60%	6.01% to	6.01%
December 31, 2004	1,074	$1.23785 to $1.23785	$1,330	0.73%	0.60% to 0.60%	17.05% to	17.05%

	Prudential SP AIM Core Equity Portfolio (expired May 1, 2008)
December 31, 2008	0	$ 0.00 to $ 0.00	$0	0.00%	0.60% to 0.60%	-1.23% to	-1.23%
December 31, 2007	1,561	$1.47359 to $1.47359	$2,301	1.17%	0.60% to 0.60%	7.19% to	7.19%
December 31, 2006	1,390	$1.37480 to $1.37480	$1,912	0.71%	0.60% to 0.60%	15.36% to	15.36%
December 31, 2005	889	$1.19175 to $1.19175	$1,060	0.85%	0.60% to 0.60%	4.00% to	4.00%
December 31, 2004	616	$1.14588 to $1.14588	$706	0.46%	0.60% to 0.60%	8.14% to	8.14%

	Prudential SP Strategic Partners Focused Growth Portfolio
December 31, 2008	1,306	$0.88645 to $0.88645	$1,157	0.00%	0.60% to 0.60%	-38.78% to	-38.78%
December 31, 2007	1,279	$1.44798 to $1.44798	$1,852	0.00%	0.60% to 0.60%	14.56% to	14.56%
December 31, 2006	1,245	$1.26395 to $1.26395	$1,574	0.00%	0.60% to 0.60%	-1.25% to	-1.25%
December 31, 2005	671	$1.27992 to $1.27992	$859	0.00%	0.60% to 0.60%	14.45% to	14.45%
December 31, 2004	641	$1.11828 to $1.11828	$717	0.00%	0.60% to 0.60%	9.92% to	9.92%

	Prudential SP Mid Cap Growth Portfolio
December 31, 2008	3,727	$0.76327 to $0.76327	$2,845	0.00%	0.60% to 0.60%	-42.91% to	-42.91%
December 31, 2007	3,807	$1.33691 to $1.33691	$5,090	0.23%	0.60% to 0.60%	15.51% to	15.51%
December 31, 2006	3,804	$1.15736 to $1.15736	$4,403	0.00%	0.60% to 0.60%	-2.53% to	-2.53%
December 31, 2005	3,614	$1.18742 to $1.18742	$4,291	0.00%	0.60% to 0.60%	4.63% to	4.63%
December 31, 2004	1,523	$1.13489 to $1.13489	$1,729	0.00%	0.60% to 0.60%	18.83% to	18.83%

	SP Prudential U.S. Emerging Growth Portfolio
December 31, 2008	4,300	$1.21827 to $1.21827	$5,238	0.30%	0.60% to 0.60%	-36.61% to	-36.61%
December 31, 2007	4,238	$1.92190 to $1.92190	$8,145	0.34%	0.60% to 0.60%	16.12% to	16.12%
December 31, 2006	3,899	$1.65517 to $1.65517	$6,454	0.00%	0.60% to 0.60%	8.93% to	8.93%
December 31, 2005	2,917	$1.51950 to $1.51950	$4,432	0.00%	0.60% to 0.60%	17.07% to	17.07%
December 31, 2004	1,582	$1.29792 to $1.29792	$2,053	0.00%	0.60% to 0.60%	20.66% to	20.66%

A32

Note 7:	Financial Highlights (Continued)

	At the period ended			For the period ended
	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest - Highest	Total Return*** Lowest - Highest

	Prudential SP Conservative Asset Allocation Portfolio
December 31, 2008	1,057	$1.16234 to $1.16234	$1,229	3.03%	0.60% to 0.60%	-20.68% to	-20.68%
December 31, 2007	910	$1.46531 to $1.46531	$1,333	3.24%	0.60% to 0.60%	8.74% to	8.74%
December 31, 2006	796	$1.34756 to $1.34756	$1,072	3.56%	0.60% to 0.60%	8.03% to	8.03%
December 31, 2005	851	$1.24740 to $1.24740	$1,062	1.33%	0.60% to 0.60%	5.27% to	5.27%
December 31, 2004	748	$1.18496 to $1.18496	$886	1.21%	0.60% to 0.60%	8.24% to	8.24%

	Prudential SP Balanced Asset Allocation Portfolio
December 31, 2008	6,147	$1.09781 to $1.09781	$6,749	2.51%	0.60% to 0.60%	-28.97% to	-28.97%
December 31, 2007	5,909	$1.54560 to $1.54560	$9,133	2.46%	0.60% to 0.60%	8.70% to	8.70%
December 31, 2006	4,882	$1.42193 to $1.42193	$6,941	2.26%	0.60% to 0.60%	10.03% to	10.03%
December 31, 2005	3,694	$1.29229 to $1.29229	$4,774	0.94%	0.60% to 0.60%	6.96% to	6.96%
December 31, 2004	2,837	$1.20821 to $1.20821	$3,428	0.68%	0.60% to 0.60%	10.42% to	10.42%

	Prudential SP Growth Asset Allocation Portfolio
December 31, 2008	9,300	$1.01740 to $1.01740	$9,461	1.71%	0.60% to 0.60%	-36.74% to	-36.74%
December 31, 2007	9,952	$1.60825 to $1.60825	$16,005	1.61%	0.60% to 0.60%	8.57% to	8.57%
December 31, 2006	9,141	$1.48126 to $1.48126	$13,540	1.75%	0.60% to 0.60%	12.22% to	12.22%
December 31, 2005	8,299	$1.32000 to $1.32000	$10,955	0.58%	0.60% to 0.60%	8.59% to	8.59%
December 31, 2004	5,998	$1.21562 to $1.21562	$7,291	0.42%	0.60% to 0.60%	12.37% to	12.37%

	Prudential SP Aggressive Growth Asset Allocation Portfolio
December 31, 2008	5,556	$0.93817 to $0.93817	$5,213	1.08%	0.60% to 0.60%	-42.53% to	-42.53%
December 31, 2007	5,404	$1.63236 to $1.63236	$8,821	0.99%	0.60% to 0.60%	8.54% to	8.54%
December 31, 2006	4,908	$1.50389 to $1.50389	$7,380	1.64%	0.60% to 0.60%	13.60% to	13.60%
December 31, 2005	3,740	$1.32384 to $1.32384	$4,952	0.17%	0.60% to 0.60%	9.83% to	9.83%
December 31, 2004	3,705	$1.20539 to $1.20539	$4,466	0.06%	0.60% to 0.60%	14.08% to	14.08%

	Prudential SP International Growth Portfolio
December 31, 2008	4,933	$1.01686 to $1.01686	$5,016	1.55%	0.60% to 0.60%	-50.59% to	-50.59%
December 31, 2007	4,866	$2.05803 to $2.05803	$10,014	0.74%	0.60% to 0.60%	18.83% to	18.83%
December 31, 2006	4,638	$1.73186 to $1.73186	$8,032	1.34%	0.60% to 0.60%	20.33% to	20.33%
December 31, 2005	2,720	$1.43929 to $1.43929	$3,915	0.53%	0.60% to 0.60%	15.70% to	15.70%
December 31, 2004	1,743	$1.24404 to $1.24404	$2,168	0.19%	0.60% to 0.60%	15.85% to	15.85%

	Prudential SP International Value Portfolio
December 31, 2008	5,836	$1.13724 to $1.13724	$6,637	2.80%	0.60% to 0.60%	-44.39% to	-44.39%
December 31, 2007	5,996	$2.04511 to $2.04511	$12,262	2.22%	0.60% to 0.60%	17.38% to	17.38%
December 31, 2006	5,021	$1.74236 to $1.74236	$8,748	0.84%	0.60% to 0.60%	28.32% to	28.32%
December 31, 2005	2,052	$1.35783 to $1.35783	$2,786	0.36%	0.60% to 0.60%	13.08% to	13.08%
December 31, 2004	1,133	$1.20073 to $1.20073	$1,360	0.42%	0.60% to 0.60%	15.11% to	15.11%

	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)
December 31, 2008	556	$6.26653 to $6.26653	$3,485	0.05%	0.60% to 0.60%	-38.44% to	-38.44%

	AST Large-Cap Value Portfolio (available May 1, 2008)
December 31, 2008	395	$6.14877 to $6.14877	$2,429	1.70%	0.60% to 0.60%	-39.60% to	-39.60%

	AST Marsico Capital Growth Portfolio (available May 1, 2008)
December 31, 2008	542	$6.10302 to $6.10302	$3,309	0.23%	0.60% to 0.60%	-39.61% to	-39.61%

	AST Small-Cap Growth Portfolio (available May 1, 2008)
December 31, 2008	366	$6.79773 to $6.79773	$2,486	0.00%	0.60% to 0.60%	-33.00% to	-33.00%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

A33

Note 7:	Financial Highlights (Continued)

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges net of reimbursement of excess expenses, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2007 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.60% for VAL contracts, and 0.90% for VUL contracts are applied daily against the net assets held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on VUL contracts but reserves the right to make the full 0.90% charge. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Deferred Sales Charge

A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium payment for VAL contracts and 26% of the lesser of (a) the target level premium for the contract and (b) the actual premiums paid for VUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

C. Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of VAL or VUL contract, respectively. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.

D. Expense Reimbursement

The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL's average daily net assets incurred by the Money Market, Diversifed Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

A34

Note 7:	Financial Highlights (Continued)

E. Cost of Insurance and Other Related Charges

Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges of up to 5% from each premium payment for VAL contracts and 4% of premiums paid in each contract year up to the amount of the target premium for VUL contracts, which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

Note 8:	Other

Contract owner net payments - represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans - represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest - represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits - are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options - are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Variable Appreciable Account at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 9 2009

A36

PRUCO LIFE INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS

Pruco Life Insurance Company

Consolidated Statements of Financial Position

As of December 31, 2008 and 2007 (in thousands, except share amounts)

	2008	2007
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2008 - $4,865,526; 2007 - $4,470,186)	$4,544,162	$4,509,969
Equity securities available for sale, at fair value (amortized cost, 2008 - $28,015; 2007: $28,037)	16,872	30,107
Trading account assets	9,967	1,164
Policy loans	1,001,518	961,054
Short term investments	76,195	119,606
Commercial loans	881,638	745,223
Other long term investments	86,833	53,288

Total investments	6,617,185	6,420,411
Cash and cash equivalents	595,045	92,964
Deferred policy acquisition costs	2,602,085	2,174,315
Accrued investment income	79,161	73,968
Reinsurance recoverables	3,043,662	1,599,910
Receivables from parent and affiliates	190,576	155,990
Deferred sales inducements	269,310	215,057
Other assets	24,005	15,932
Separate account assets	17,574,530	24,609,488

TOTAL ASSETS	$30,995,559	$35,358,035

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$6,322,008	$5,076,654
Future policy benefits and other policyholder liabilities	3,518,081	2,175,326
Cash collateral for loaned securities	109,342	142,680
Securities sold under agreement to repurchase	44,371	272,803
Income taxes payable	477,591	484,107
Short term debt to affiliates	100	55,863
Payables to parent and affiliates	75,653	60,207
Other liabilities	146,142	207,491
Separate account liabilities	17,574,530	24,609,488

Total liabilities	$28,267,818	$33,084,619

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	815,664	455,664
Retained earnings	2,046,712	1,797,387
Accumulated other comprehensive income	(137,135)	17,865

Total stockholder’s equity	2,727,741	2,273,416

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$30,995,559	$35,358,035

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	2008	2007	2006
REVENUES

Premiums	$76,794	$61,469	$43,516
Policy charges and fee income	686,149	688,477	547,693
Net investment income	363,751	381,394	401,436
Realized investment gains/(losses), net	206,206	(20,683)	(62,749)
Asset administration fees	24,903	24,439	18,338
Other income	28,783	24,928	18,207

Total revenues	1,386,586	1,160,024	966,441

BENEFITS AND EXPENSES

Policyholders’ benefits	339,148	111,034	120,049
Interest credited to policyholders’ account balances	213,371	208,768	212,288
General, administrative and other expenses	519,738	528,476	308,850

Total benefits and expenses	1,072,257	848,278	641,187

Income from operations before income taxes	314,329	311,746	325,254

Income taxes:
Current	(126,180)	8,570	89,034
Deferred	191,184	55,842	(26,572)

Total income tax expense	65,004	64,412	62,462

NET INCOME	249,325	247,334	262,792

Change in net unrealized investment (losses)/gains and changes in foreign currency translation, net of taxes	(155,000)	(7,397)	6,662

COMPREHENSIVE INCOME	$94,325	$239,937	$269,454

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	Common Stock	Additional Paid-in- Capital	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains(Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, January 1, 2006	$2,500	$454,670	$1,590,441	$—	$18,600	$18,600	$2,066,211

Net income	—	—	262,792	—	—	—	262,792

Stock-based compensation programs	—	(1)	—	—	—	—	(1)

Contributed Capital	—	(142)	—	—	—	—	(142)

Change in foreign currency translation adjustments, net of taxes	—	—	—	167	—	167	167

Change in net unrealized investment gains, net of taxes	—	—	—	—	6,495	6,495	6,495

Balance, December 31, 2006	$2,500	$454,527	$1,853,233	$167	$25,095	$25,262	$2,335,522

Net income			247,334				247,334

Contributed Capital	—	1,137	—	—	—	—	1,137

Dividend to Parent	—	—	(300,000)	—	—	—	(300,000)

Cumulative effect of changes in accounting principles, net of taxes	—	—	(3,180)	—	—	—	(3,180)

Change in foreign currency translation adjustments, net of taxes	—	—	—	462	—	462	462

Change in net unrealized investment (losses), net of taxes	—	—	—	—	(7,859)	(7,859)	(7,859)

Balance, December 31, 2007	$2,500	$455,664	$1,797,387	$629	$17,236	$17,865	$2,273,416

Net income			249,325				249,325

Contributed Capital	—	360,000	—	—	—	—	360,000

Change in foreign currency translation adjustments, net of taxes	—	—	—	(477)	—	(477)	(477)

Change in net unrealized investment (losses), net of taxes	—	—	—	—	(154,523)	(154,523)	(154,523)

Balance, December 31, 2008	$2,500	$815,664	$2,046,712	$152	$(137,287)	$(137,135)	$2,727,741

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows

Years Ended December 31, 2008, 2007 and 2006 (in thousands)

	2008	2007	2006
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$249,325	$247,334	$262,792
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(207,498)	(212,764)	(106,310)
Interest credited to policyholders’ account balances	213,371	208,768	212,288
Realized investment (gains)/losses, net	(206,206)	20,683	62,749
Amortization and other non-cash items	(5,505)	(1,786)	8,292
Change in:
Future policy benefits and other insurance liabilities	1,331,959	410,521	318,680
Reinsurance recoverable	(1,104,127)	(378,931)	(275,898)
Accrued investment income	(5,193)	(379)	21,415
Receivables from parent and affiliates	(30,500)	(12,663)	3,427
Payables to parent and affiliates	15,446	30,780	6,981
Deferred policy acquisition costs	(163,154)	(204,979)	(306,973)
Income taxes payable	76,532	34,505	16,744
Deferred sales inducements	(54,253)	(33,879)	(43,566)
Other, net	(121,669)	(131,522)	17,464

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	(11,472)	(24,312)	198,085

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	1,485,142	2,051,195	5,267,761
Policy loans	110,856	105,043	99,553
Commercial loans	20,553	30,954	52,131
Equity securities	(47)	541	1,873
Payments for the purchase of:
Fixed maturities available for sale	(2,019,688)	(1,668,443)	(4,060,433)
Policy loans	(109,096)	(110,683)	(96,587)
Commercial loans	(126,892)	(269,135)	(292,232)
Notes receivable from parent and affiliates, net	(8,687)	(34,801)	(28,465)
Other long term investments, net	(18,146)	(34,930)	(19,230)
Short term investments, net	43,490	(22,550)	16,691

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	(622,515)	47,191	941,062

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	3,180,720	3,057,251	2,716,760
Policyholders’ account withdrawals	(2,084,535)	(3,464,702)	(3,128,127)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(261,770)	267,275	(278,026)
Dividend to parent	—	(300,000)	—
Contributed capital	360,000	—	—
Net change in financing arrangements (maturities 90 days or less)	(58,347)	25,062	(122,565)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	1,136,068	(415,114)	(811,958)

Net increase (decrease) in cash and cash equivalents	502,081	(392,235)	327,189
Cash and cash equivalents, beginning of year	92,964	485,199	158,010

CASH AND CASH EQUIVALENTS, END OF YEAR	$595,045	$92,964	$485,199

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (refunded) paid	$(11,525)	$29,905	$45,715

Interest paid	$573	$590	$2,788

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company, or “the Company,” is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13 to the Consolidated Financial Statements.

The Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, “PLNJ,” and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company see Note 13 to the Consolidated Financial Statements. All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America or “Prudential Insurance”, an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, “the date of demutualization,” Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or “Prudential Financial.”

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, “GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Trading account assets, includes invested assets that support certain products, which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in “Realized investment (losses), net.”

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Other long term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on and other loans, fair value changes on commercial mortgage loans carried at fair value, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment, based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. We continue to derive our future rate of return assumptions using a reversion to the mean approach, a common industry practice. Under this approach, we consider actual returns over a period of time and initially adjust future projected returns so that the assets grow at the expected rate of return for the entire period. However, beginning in the fourth quarter of 2008, the projected future rate of return calculated using the reversion to the mean approach was greater than 10.9% on variable life products and 10.5% on variable annuity products, our maximum future rate of return assumption. As a result, we utilized the maximum future rate of return, thereby limiting the impact of the reversion to the mean, and further decreasing our estimate of total gross profits. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General administrative and other expenses” in the period such estimated gross profits are revised.

DAC related to term insurance are amortized over the initial level premium period for Term Elite/Essential business issued before April 2005 and 30 years for the business sold since April 2005.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company has adopted Statement of Position (“SOP”) 05-1 “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts” on January 1, 2007. See “New Accounting Pronouncements.”

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Consolidated Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder’s account balance in separate account assets . See Note 8 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ account balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Future policy benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns.

Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 8, and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset administration fees

The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded within “Other long term investments,” in the Statement of Financial Position except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), or (4) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2008, 2007 and 2006 derivatives qualifying for hedge accounting were not material.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount that is more likely than not to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.” This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees” an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee’s performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, “Effective Date of FASB Statement No. 157.” This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, “Hedging—General: Issues Involving the Application of the Shortcut Method under Paragraph 68.” Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations, but will affect financial statement presentation and disclosure.

In February 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company has adopted this guidance effective January 1, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” The interpretations in this SAB express the Staff’s views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company’s method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

could change current practices in determining fair value. The Company has adopted this guidance effective January 1, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement also eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $2.5 million.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

	2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$147,879	$7,848	$101	$155,626

Obligations of U.S. States, and political subdivisions	114,375	3,449	352	117,472

Foreign government bonds	30,633	3,156	204	33,585

Asset-backed securities(1)	696,441	14,357	83,242	627,556

Commercial mortgage-backed securities	525,257	193	88,187	437,263

Residential mortgage-backed securities(2)	692,082	29,970	3,868	718,184

Corporate securities	2,658,859	25,771	230,154	2,454,476

Total fixed maturities, available for sale	$4,865,526	$84,744	$406,108	$4,544,162

Equity securities, available for sale	$28,015	$11	$11,154	$16,872

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$123,058	$1,923	$—	$124,981

Obligations of U.S. States, and political subdivisions	121,405	3,445	125	124,725

Foreign government bonds	40,632	5,447	—	46,079

Asset-backed securities	665,332	3,291	22,666	645,957

Commercial mortgage-backed securities	507,596	6,242	699	513,139

Residential mortgage-backed securities	550,536	12,669	480	562,725

Corporate securities	2,461,627	52,496	21,760	2,492,363

Total fixed maturities, available for sale	$4,470,186	$85,513	$45,730	$4,509,969

Equity securities, available for sale	$28,037	$2,072	$2	$30,107

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2008 is shown below:

	Available for sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$311,600	$310,516
Due after one year through five years	1,408,878	1,344,350
Due after five years through ten years	847,918	754,258
Due after ten years	383,350	352,033
Residential mortgage-backed securities	692,082	718,185
Commercial mortgage-backed securities	525,257	437,263
Asset-backed securities	696,441	627,557

Total	$4,865,526	$4,544,162

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Proceeds from the sale of fixed maturities available for sale during 2008, 2007, and 2006, were $1,070 million, $1,488 million, and $4,378 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2008, 2007, and 2006, were $416 million, $554 million, and $781 million, respectively. Gross gains of $14 million, $14 million, and $16 million and gross losses of $7 million, $6 million, and $74 million were realized on those sales during 2008, 2007, and 2006, respectively.

Other Long term Investments and Trading Account Assets

The following table provides information relating to other long term investments and trading account assets as of December 31:

	2008	2007
	(in thousands)
Company’s investment in Separate accounts	$41,982	$46,028
Joint ventures and limited partnerships	39,671	27,757
Derivatives	5,180	(20,497)

Total other long- term investments	$86,833	$53,288

Trading account assets	$9,967	$1,164

The Company’s share of net income from the joint ventures was $2.8 million, $2.0 million, and $0.4 million for each of the years ended December 31, 2008, 2007, and 2006, respectively, and is reported in “Net investment income.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2008	2007	2006
	(in thousands)
Fixed maturities, available for sale	$269,498	$283,526	$322,832
Policy loans	53,073	50,776	48,493
Commercial loans	49,786	37,174	22,662
Short term investments and cash equivalents	10,142	25,064	25,564
Other	(1,181)	7,213	7,258

Gross investment income	381,318	403,753	426,809
Less: investment expenses	(17,567)	(22,359)	(25,373)

Net investment income	$363,751	$381,394	$401,436

Realized investment gains/ (losses), net including charges for other than temporary impairments, for the years ended December 31, were from the following sources:

	2008	2007	2006
	(in thousands)
Fixed maturities, available for sale	$(50,358)	$5,159	$(59,482)
Derivatives	260,027	(24,926)	(2,437)
Commercial loans	(3,656)	(1,077)	(1,168)
Equity securities, available for sale	(22)	159	340
Other	215	2	(2)

Realized investment (losses)/gains, net	$206,206	$(20,683)	$(62,749)

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities during 2008, 2007 and 2006 were $58 million, $3 million, and $1 million, respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows as at December 31:

	2008		2007
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage loans by property type
Industrial buildings	$199,366	22.6%	$178,873	23.9%
Retail stores	163,289	18.5%	119,528	15.9%
Apartment complexes	147,744	16.8%	129,559	17.3%
Office buildings	159,606	18.1%	131,557	17.5%
Agricultural properties	66,518	7.5%	67,049	8.9%
Other	145,198	16.5%	123,174	16.5%

Total collateralized loans	881,721	100.0%	749,740	100.0%

Valuation allowance	(8,173)		(4,517)

Total net collateralized loans	873,548		745,223

Total other uncollaterized loans	8,090		—
Total commercial loans and other loans	$881,638		$745,223

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (12%) at December 31, 2008.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2008	2007	2006
	(in thousands)
Allowance for losses, beginning of year	$4,517	$3,438	$2,270
Addition of allowance for losses	3,656	1,079	1,168

Allowance for losses, end of year	$8,173	$4,517	$3,438

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss), net of tax.” Changes in these amounts include reclassification adjustments to exclude from “Accumulated other comprehensive income (loss), net of tax” those items that are included as part of “Net income” for a period that also had been part of “Accumulated other comprehensive income (loss), net of tax” in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, January 1, 2006	$47,049	$(27,544)	$10,105	$(11,010)	$18,600
Net investment gains on investments arising during the period	76,107	—	—	(27,198)	48,909

Reclassification adjustment for gains included in net income	(59,142)	—	—	20,700	(38,442)

Impact of net unrealized investment (losses) on deferred policy acquisition costs	—	(10,546)	—	3,691	(6,855)

Impact of net unrealized investment losses on Policyholders’ account balances	—	—	4,435	(1,552)	2,883

Balance, December 31, 2006	$64,014	$(38,090)	$14,540	$(15,369)	$25,095

Net investment (losses) on investments arising during the period	(25,373)	—	—	8,279	(17,094)

Reclassification adjustment for (losses) included in net income	5,319	—	—	(1,862)	3,457

Impact of net unrealized investment gains on deferred policy acquisition costs	—	13,071	—	(4,575)	8,496

Impact of net unrealized investment gains on Policyholders’ account balances	—	—	(4,182)	1,464	(2,718)

Balance, December 31, 2007	$43,960	$(25,019)	$10,358	$(12,063)	$17,236

Net investment (losses) on investments arising during the period	(325,480)	—	—	113,648	(211,832)

Reclassification adjustment for (losses) included in net income	(50,380)	—	—	17,633	(32,747)

Impact of net unrealized investment gains on deferred policy acquisition costs	—	264,616	—	(92,616)	172,000

Impact of net unrealized investment gains on policyholders’ account balances	—	—	(126,068)	44,124	(81,944)

Balance, December 31, 2008	$(331,900)	$239,597	$(115,710)	$70,726	$(137,287)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains/(losses) on investments by asset class at December 31,

	2008	2007	2006
	(in thousands)
Fixed maturities, available for sale	$(321,364)	$39,782	$60,760
Other long term investments	(10,536)	4,178	3,254

Unrealized gains/losses on investments	$(331,900)	$43,960	$64,014

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2008 and 2007 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale: 2008

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$22,796	$101	$—	$—	$22,796	$101
Obligations of U.S. States, and political subdivisions	23,989	352			23,989	352
Foreign government bonds	4,891	204	—	—	4,891	204
Corporate securities	1,467,078	154,683	258,113	75,471	1,725,191	230,154
Residential mortgage-backed securities	13,575	1,446	9,732	2,422	23,307	3,868
Commercial mortgage-backed securities	321,414	55,557	111,996	32,630	433,410	88,187
Asset-backed securities	425,154	54,640	111,181	28,602	536,335	83,242

Total fixed maturities, available for sale	$2,278,897	$266,983	$491,022	$139,125	$2,769,919	$406,108

Equity Securities, available for sale: 2008	$15,842	$11,154	—	—	$15,842	$11,154

Fixed maturities, available for sale: 2007

U.S. Treasury securities and obligations of U.S. government authorities and agencies	$122,706	$—	$350	$—	$123,056	$—
Obligations of U.S. States, and political subdivisions	118,724	11	2,557	113	121,281	124
Foreign government bonds	40,632	—	—	—	40,632	—
Corporate securities	2,096,194	11,824	343,673	9,937	2,439,867	21,761
Residential mortgage-backed securities	529,566	60	20,489	420	550,055	480
Commercial mortgage-backed securities	499,449	696	7,448	4	506,897	700
Asset-backed securities	477,664	18,395	165,002	4,272	642,666	22,667

Total fixed maturities, available for sale	$3,884,935	$30,986	$539,519	$14,746	$4,424,454	$45,732

Equity securities, available for sale: 2007	$28,035	$2	—	—	$28,035	$2

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

As of December 31, 2008, unrealized gains (losses) on fixed maturities and equity securities was comprised of $417 million of gross unrealized losses and $85 million of gross unrealized gains. Gross unrealized losses includes $139 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

As of December 31, 2007, unrealized gains (losses) on fixed maturities and equity securities was comprised of $46 million of gross unrealized losses and $85 million of gross unrealized gains. Gross unrealized losses includes $15 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2008 and 2007, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $152 million and $408 million, respectively.

Fixed maturities of $4 million at December 31, 2008 and 2007 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2008	2007	2006
	(in thousands)
Balance, beginning of year	$2,174,315	$1,959,431	$1,663,003
Capitalization of commissions, sales and issue expenses	471,771	490,422	383,410
Amortization	(308,617)	(285,443)	(76,436)
Change in unrealized investment gains/(losses)	264,616	13,071	(10,546)
Impact of adoption of SOP 05-1	—	(3,166)	—

Balance, end of year	$2,602,085	$2,174,315	$1,959,431

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or “PARCC,” discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization in the above table amounted to $126 million, $123 million and $85 million in 2008, 2007 and 2006 respectively. Amortization amounted to $22 million, $16 million and $16 million in 2008, 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31, are as follows:

	2008	2007
	(in thousands)
Life insurance – domestic	$1,757,415	$1,390,687
Life insurance – Taiwan	701,160	650,384
Individual and group annuities	51,366	49,625
Policy claims and other contract liabilities	1,008,140	84,630

Total future policy benefits	$3,518,081	$2,175,326

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.06% to 14.75%, with approximately 20.02% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 1.17% to 6.08%.

Policyholders’ account balances at December 31, are as follows:

	2008	2007
	(in thousands)
Interest-sensitive life contracts	$3,689,624	$3,244,881
Individual annuities	2,085,002	1,348,884
Guaranteed interest accounts	272,934	245,156
Dividend accumulations and other	274,448	237,733

Total policyholders’ account balances	$6,322,008	$5,076,654

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 4.00% to 6.60% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.06% to 11.00%, with less than 1.00% of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.25%. Interest crediting rates range from 1.00% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company “PARCC”, Universal Prudential Arizona Reinsurance Captive “UPARC” and Pruco Reinsurance, Ltd. “Pruco Re”, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

During 2008, the Company entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven (“HD7”) and Spousal Highest Daily Lifetime Seven (“SHD7”) benefit features sold on certain of its annuities. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option (“HD GRO”) benefit feature sold on certain of its annuities.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit (“LT5”) feature sold on certain of its annuities. The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on certain new business with issue dates from March 15, 2005 to May 5, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold from March 15, 2005 to May 5, 2005 that was previously reinsured to Prudential Insurance.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company’s reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

	2008	2007	2006
	(in thousands)
Gross premiums and policy charges and fee income	$1,717,526	$1,604,200	$1,279,125
Reinsurance ceded	(954,583)	(854,254)	(687,916)

Net premiums and policy charges and fee income	762,943	749,946	591,209

Policyholders’ benefits ceded	$496,280	$434,522	$362,945

Realized capital gains ceded, net	$1,059,476	$35,557	$16,100

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

In 2008 reinsurance ceded included a $49 million benefit from an adjustment due to an overpayment to an affiliate in prior periods.

Realized capital gains ceded include the reinsurance of the Company’s derivatives under SFAS No. 133. Changes in the fair value of the derivatives are recognized through “Realized investment gains”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

Reinsurance recoverables, included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2008	2007
	(in thousands)
Domestic life insurance – affiliated	$2,340,962	$947,616
Domestic life insurance – unaffiliated	1,540	1,910
Taiwan life insurance – affiliated	701,160	650,384

	$3,043,662	$1,599,910

Substantially all reinsurance contracts are with affiliates as of December 31, 2008 and 2007. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in-force at December 31, were as follows:

	2008	2007	2006
	(in thousands)
Gross life insurance in-force	$450,675,048	$388,072,515	$307,804,610
Reinsurance Ceded	(405,820,776)	(346,204,265)	(271,758,791)

Net life insurance in-force	$44,854,272	$41,868,250	$36,045,819

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

	2008	2007	2006
	(in thousands)
Current tax (benefit) expense:
U.S.	$(126,180)	$8,570	$89,030
Foreign	—	—	4

Total	(126,180)	8,570	89,034

Deferred tax expense (benefit):
U.S.	191,184	55,842	(26,572)

Total	191,184	55,842	(26,572)

Total income tax expense on income from operations	$65,004	$64,412	$62,462
Other comprehensive (loss) income	(83,046)	(3,062)	4,454
Cumulative effect of changes in accounting policy	—	(693)	—

Total income tax expense on income from operations	$(18,042)	$60,657	$66,916

The Company’s income (loss) from continuing operations before income taxes includes income from domestic operations of $314.3 million, $311.7 million and $325.2 million, and no income from foreign operations for the years ended December 31, 2008, 2007 and 2006, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2008	2007	2006
	(in thousands)
Expected federal income tax expense	$110,015	$109,111	$113,839
Non taxable investment income	(43,914)	(45,952)	(47,030)
Tax credits	(4,974)	(5,203)	(7,770)
Other	3,877	6,456	3,423

Total income tax expense on income from operations	$65,004	$64,412	$62,462

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2008	2007
	(in thousands)
Deferred tax assets
Insurance reserves	$202,239	$124,182
Net unrealized losses on securities	113,853	—
Investments	—	15,371
Other	30,506	10,147

Deferred tax assets	346,598	149,700

Deferred tax liabilities
Deferred acquisition costs	710,583	582,578
Investments	195,900	—
Net unrealized gains on securities	—	17,801
Other	575	1,643

Deferred tax liabilities	907,058	602,022

Net deferred tax liability	$560,460	$452,322

As of December 31, 2008, the Company had no ordinary or capital losses or tax credits that are attributable to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2008, 2007 and 2006.

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company’s income tax liability and a decrease to retained earnings of $0.7 million as of January 1, 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2008 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of January 1, 2007	$45,118	$6,608	$51,726

(Decreases) in unrecognized tax benefits taken in a prior period	0	(826)	(826)

Increases in unrecognized tax benefits taken in a prior period	0	0	0

Amounts as of December 31, 2007	$45,118	$5,782	$50,900

Increases in unrecognized tax benefits taken in a prior period	0	297	297

(Decreases) in unrecognized tax benefits taken in a prior period	0	0	0

Amount as of December 31, 2008	$45,118	$6,079	$51,197

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$45,118	$0	$45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$45,118	$0	$45,118

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. The Company recognized $1.2 and $0.7 million in the statement of operations during 2008 and 2007, respectively and recognized $6.0 and $4.8 million in liabilities in the statement of financial position in 2008 and 2007 respectively, for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, or IRS, or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividend received deduction, or DRD, related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007 or 2008 results.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

In December 2006, the IRS completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company’s 2007 or 2008 results.

In January 2007, the IRS began an examination of the consolidated U.S. federal income tax years 2004 through 2006. For the consolidated U.S. federal income tax years 2007 and 2008, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this program will shorten the time period between the Company’s filing of its federal income tax return and the IRS’s completion of its examination of the return.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods. The company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2008		December 31, 2007
Variable Annuity Contracts	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	( in thousands)		( in thousands)
Return of net deposits
Account value	$4,851,040	N/A	$4,997,756	N/A
Net amount at risk	$812,387	N/A	$4,104	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or contract value
Account value	$7,786,709	$6,509,124	$11,355,802	$7,028,798
Net amount at risk	$3,648,143	$1,288,590	$739,233	$59,013
Average attained age of contractholders	66 years	62 years	65 years	61 years
Average period remaining until earliest expected annuitization	N/A	3.2 years	N/A	6 years
(1) Includes income and withdrawal benefits as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$205,546	$206.669	$204,459	$202,853

	December 31, 2008	December 31, 2007
Variable Life, Variable Universal Life and Universal Life Contracts	In the Event of Death
	(in thousands)
No Lapse Guarantees
Separate account value	$1,602,802	$2,194,765
General account value	$1,216,324	$976,679
Net amount at risk	$45,408,328	$43,309,645
Average attained age of contractholders	50 years	48 years

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2008	December 31, 2007
	(in thousands)
Equity funds	$5,241,841	$9,126,548
Bond funds	1,281,743	590,295
Balanced funds	3,413,707	4,763,978
Money market funds	481,372	328,323
Specialty funds	66,501	136,383

Total	$10,485,164	$14,945,527

In addition to the above mentioned amounts invested in separate account investment options, $2.153 billion and $1.408 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2008 and 2007, respectively.

Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133 and are recorded at fair value. Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMIWB- GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life, & Universal Life	Variable Annuity
	(in thousands)
Balance as of January 1, 2006	$40,194	$12,001	$12,366	$(1,370)	$63,191

Incurred guarantee benefits (1)	17,157	15,475	5,370	(6,966)	31,036

Paid guarantee benefits	(14,729)	(1,050)	—	—	(15,779)

Balance as of December 31, 2006	$42,622	$26,426	$17,736	$(8,336)	$78,448
Incurred guarantee benefits (1)	4,247	28,758	(8,831)	43,569	67,743
Paid guarantee benefits	(11,198)	—	—	—	(11,198)

Balance as of December 31, 2007	$35,671	$55,184	$8,905	$35,233	$134,993
Incurred guarantee benefits (1)	162,244	32,311	32,112	759,407	986,074
Paid guarantee benefits	(35,346)	(756)	—	—	(36,102)

Balance as of December 31, 2008	$162,569	$86,739	$41,017	$794,640	$1,084,965

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The Company’s GMAB feature (HD GRO) includes an automatic investment rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributed to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic investment rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy in addition to reinsurance, Pruco Re. hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging , such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic investment rebalancing element.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

	2008	2007	2006
	(in thousands)
Balance, beginning of year	$215,057	$182,578	$139,012
Capitalization	71,899	57,253	57,302
Amortization	(17,646)	(24,774)	(13,736)

Balance, end of year	$269,310	$215,057	$182,578

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $(566) million, $61 million, and $499 million for the years ended December 31, 2008, 2007, and 2006, respectively. Statutory surplus of the Company amounted to $601 million and $773 million at December 31, 2008 and 2007, respectively. The Company obtained reinsurance in October 2006 on the portion of Universal life business containing no lapse guarantees, from an affiliate. This affiliated reinsurance agreement mitigates surplus strain and is discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is no capacity to pay a dividend in 2009 without prior approval. The Company paid a dividend of $102 million, and returned capital of $198 million, to its parent company in 2007. In 2006 and 2008, there were no dividends paid or a return of capital to the parent company.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The majority of the Company’s derivative positions are classified within Level 2 in the fair value hierarchy. Derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most derivatives, including interest rate swaps,cross currency swaps, and single name credit default swaps are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, and nonperformance risk. Derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. Substantionaly all of the company’s derivative contracts are transacted with an affiliate. In instances where the company transacts with unaffiliated counterparty’s derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most derivative contracts have bid and ask prices that can be readily observed in the market place. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Other long-term investments carried at fair value include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities and equity securities), as well as wholly-owned real estate held within other investment funds.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities (including certain asset-backed securities), certain highly structured over-the-counter derivative contracts, certain commercial loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company’s understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company’s claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps, and other structured options. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer’s values.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available for sale	$—	$4,479,986	$64,176	$4,544,162
Other trading account assets	—	8,878	1,089	9,967
Equity securities, available for sale	181	15,723	968	16,872
Other long-term investments	—	22,347	(17,167)	5,180
Short-term investments	26,691	49,504	—	76,195
Cash and cash equivalents	—	594,262	—	594,262
Other assets	—	13,699	1,157,884	1,171,583

Sub-total excluding separate account assets	26,872	5,184,399	1,206,950	6,418,221

Separate account assets (1)	11,109,765	6,310,449	154,316	17,574,530

Total assets	$11,136,637	$11,494,848	$1,361,266	$23,992,751

Future policy benefits	—	—	794,640	794,640

Total liabilities	$—	$—	$794,640	$794,640

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the twelve months ended December 31, 2008, as well as the portion of gains or losses included in income for the twelve months ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Twelve Months Ended December 31, 2008
	Fixed Maturities, Available For Sale	Equity Securities, Available for Sale	Other Trading Account Assets	Other Long- term Investments
	(in thousands)
Fair value, beginning of period	$107,063	$4,703	$1,164	$(4,768)
Total gains or (losses) (realized/unrealized):	—	—	—	—
Included in earnings:	—	—	—	—
Realized investment gains (losses), net	(7,165)	(19)	—	(12,399)
Asset administration fees and other income	—	—	(75)	—
Interest credited to policyholder account	—	—	—	—
Included in other comprehensive income (loss)	(20,006)	(2,365)	—	—
Net investment income	(329)	—	—	—
Purchases, sales, issuances, and settlements	41,319	—	—	—
Transfers into (out of) Level 3 (2)	(56,706)	(1,351)	—	—

Fair value, end of period	$64,176	$968	$1,089	$(17,167)

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(5,390)	$(19)	$—	$(12,394)
Asset management fees and other income	$—	$—	$(75)	$—
Interest credited to policyholder account	$—	$—	$—	$—
Included in other comprehensive income (loss)	$(20,261)	$(2,366)	$—	$—

	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$48,024	$172,226	$(35,232)
Total gains or (losses) (realized/unrealized):	—	—	—
Included in earnings:	—	—	—
Realized investment gains (losses), net	1,066,865	—	(739,407)
Asset administration fees and other income	—	—	—
Interest credited to policyholder account	—	(36,648)	—
Included in other comprehensive income	(1,393)	—	—
Net investment income	—	—	—
Purchases, sales, issuances, and settlements	17,899	18,738	(20,001)
Transfers into (out of) Level 3 (2)	26,489	—	—
Other	—	—	—

Fair value, end of period	$1,157,884	$154,316	$(794,640)

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$1,067,417	$—	$(739,961)
Asset administration fees and other income	$—	$—	$—
Interest credited to policyholder account	$—	$(36,648)	$—
Included in other comprehensive income (loss)	$(1,393)	$—	$—

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.
(2)	Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.

Transfers – Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $56.706 million during the twelve months ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments -

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates which are commonly viewed as being consistent with the Company’s claims paying ratings. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the estimated to be amount payable to the customer as of the reporting date, which is generally the carrying value.

	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial assets:

Commercial mortgage loans	$881,638	$776,059	$745,223	$750,581
Policy loans	$1,001,518	$1,297,852	$961,054	$1,079,129

Financial liabilities:

Investment contracts	$393,998	$396,778	$363,730	$363,730

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees that are accounted for in the same manner as the embedded derivative. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Credit Derivatives Written

The following tables set forth our exposure from credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

		December 31, 2008
NAIC Designation (1)	Rating Agency Equivalent	First to Default Basket		Total
		Notional	Fair Value	Notional	Fair Value
1	Aaa, Aa, A	$4.5	$(.5)	$4.7	$(.5)
2	Baa	92	(15.5)	92	(15.5)

	Subtotal Investment Grade	96.5	(16)	96.7	(16)
3	Ba	1.3	(.1)	1.3	(.1)
4	B	—	—	—	—
5	C and lower	6.2	(1.0)	6	(1.0)
6	In or near default	—	—	—	—

Total		$104	$(17.1)	$104	$(17.1)

		December 31, 2007
NAIC Designation (1)	Rating Agency Equivalent	First to Default Basket		Total
		Notional	Fair Value	Notional	Fair Value
1	Aaa, Aa, A	$49	$(1.2)	$49	$(1.2)
2	Baa	52.5	(3.3)	52.5	(3.3)

	Subtotal Investment Grade	101.5	(4.5)	101.5	(4.5)
3	Ba	1.8	(.1)	1.8	(.1)
4	B	—	—	—	—
5	C and lower	1.7	(.2)	1.7	(.2)
6	In or near default	—	—	—	—

Total		$105	$(4.8)	$105	$(4.8)

(1)	First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of our credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

	December 31, 2008		December 31, 2007
Industry	Notional	Fair Value	Notional	Fair Value
	(in millions)
Corporate Securities:
First to Default Baskets(1)	104	(17.1)	105	(4.8)

Total Credit Derivatives	$104	$(17.1)	$105	(4.8)

(1)	Credit default baskets may include various industry categories.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $104 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $63 million and $109 million at December 31, 2008 and 2007, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $19 million of commercial loans in 2008. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $33 million in 2008.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.4 million for the twelve months ended December 31, 2008, 2007 and 2006. The expense charged to the Company for the deferred compensation program was $2 million and $3 million for the twelve months ended December 31, 2008 and 2007, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $3.5 million, $3.5 million and $2.6 million in 2008, 2007 and 2006, respectively.

The Company’s share of net expense for the pension plans was $7.7 million, $7.4 million and $7.2 million in 2008, 2007 and 2006 respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in the Prudential Series Funds (“PSF”).

The Company also receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for the COLI policies was $1.217 billion and $1.431 billion at December 31, 2008 and December 31, 2007, respectively. Fees related to the COLI policies were $32 million, $33 million and $20 million for the years ending December 31, 2008, 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

UPARC

The Company reinsures universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these transactions.

The portion of this contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to this agreement were $366 million and $24 million as of December 31, 2008 and December 31, 2007, respectively. Fees ceded to UPARC in 2008 and 2007 were $39 million and $39 million, respectively. Benefits ceded to UPARC in 2008 and 2007 were $57 million and $30 million, respectively. The portion of this contract related to the no lapse provision is accounted for as an embedded derivative. Realized gains of $340 million and $12 million for December 31, 2008 and 2007 respectively, related to the change in the value of this embedded derivative. The underlying asset is reflected as other assets in the Company’s Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies through an automatic and facultative coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.137 billion and $835 million as of December 31, 2008 and December 31, 2007, respectively. Premiums ceded to PARCC in 2008, 2007 and 2006 were $654 million and $528 million and $388 million respectively. Benefits ceded in 2008, 2007 and 2006 were $249 million and $197 million and $144 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $130 million and $105 million and $84 million for the 2008, 2007 and 2006, respectively

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $46 million and $44 million as of December 31, 2008 and December 31, 2007, respectively. Premiums and fees ceded to Prudential Insurance in 2008, 2007 and 2006 were $217 million and $203 million and $208 million, respectively. Benefits ceded in 2008, 2007 and 2006 were $172 million, $191 million and $199 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company’s maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder’s as a result of these agreements. Reinsurance recoverables related to this agreement were $9 million as of December 31, 2008 and December 31, 2007. Benefits ceded were $2 million for December 31, 2008 and 2007, respectively.

In 2008 a $360 million contribution was made to the Company from Prudential Insurance, the parent company.

Pruco Re.

During 2008, the Company entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD7 benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in “Realized investments (losses) gains, net” on the financial statements as of December 31, 2008, was $779 million. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD GRO benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in “Realized investments (losses) gains, net” on the financial statements as of December 31, 2008, was $4 million.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its LT5. The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company’s Taiwan branch including Taiwan’s insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2008, 2007 and 2006 from the Taiwan coinsurance agreement were $77 million, $82 million and $84 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2008, 2007 and 2006 from the Taiwan coinsurance agreement were $21 million, $17 million and $15 million, respectively. Reinsurance recoverables related to the Taiwan coinsurance agreement of $701 million and $650 million at December 31, 2008 and December 31, 2007, respectively.

Purchase of fixed maturities from an affiliate

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $136 million and a fair value of $135 million. The net difference between historic amortized cost and the fair value, net of taxes was $1 million.

During 2007, the Company purchased fixed maturities securities from Prudential Insurance. The investments included public and private placement bonds. These securities were recorded at an amortized cost of $64 million and a fair value of $64 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2006 the Company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was less than $1 million of debt outstanding to Prudential Funding, LLC as of December 31, 2008 as compared to $56 million at December 31, 2007. Interest expense related to this agreement was $0.6 million in 2008 and 2007. The related interest was charged at a variable rate ranging from .31% to 4.31% for 2008 and 4.26% to 5.86% for 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2008 and 2007 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2008
Total revenues	$259,712	$285,789	$234,086	$606,999
Total benefits and expenses	210,453	212,439	237,546	411,819
Income/(Loss) from operations before income taxes	49,259	73,350	(3,460)	195,180
Net income	$40,914	$64,659	$15,560	$128,192

2007
Total revenues	$276,384	$272,384	$322,648	$288,608
Total benefits and expenses	207,972	203,941	221,058	215,307
Income from operations before income taxes	68,412	68,443	101,590	73,301
Net income	$56,027	$50,163	$85,914	$55,230

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2008, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2008.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This annual report does not include an attestation report of the company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management’s report in this annual report.

March 16, 2009

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2008 and December 31, 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 16, 2009

Part C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit Number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 1)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 1)
(ii)	Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 1)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts with fixed Death Benefit (Note 1)
(ii)	Variable Appreciable Life Insurance Contracts with Variable Death Benefit (Note 1)
(iii)	Complaint Notice for use in Texas with Variable Appreciable Life Contracts (Note 1)
(iv)	Notice giving information for Consumers for use in Illinois with Variable Appreciable Life Insurance Contracts. (Note 1)
(v)	Endorsement for Misstatement of Age and / or Sex for use in Pennsylvania with
Variable Appreciable Life. (Note 1)
(vi)	Revised Contract with fixed death benefit. (Note 1)
(vii)	Revised Contract with variable death benefit (Note 1)
(viii)	Rider for Insured's Waiver of Premium Benefit. (Note 1)
(ix)	Rider for Applicant's Waiver of Premium Benefit. (Note 1)
(x)	Rider for Insured's Accidental Death Benefit. (Note 1)
(xi)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 1)
(xii)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 1)
(xiii)	Rider for Interim Term Insurance Benefit. (Note 1)
(xiv)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 1)
(xv)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 1)
(xvi)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 1)
(xvii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 1)
(xviii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 1)
(xix)	Rider covering lack of Evidence of Insurability on a Child. (Note 1)
(xx)	Rider modifying Waiver of Premium Benefit. (Note 1)
(xxi)	Rider to terminate a Supplementary Benefit. (Note 1)
(xxii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 1)
(xxiii)	Rider to provide for exclusion of Aviation Risk. (Note 1)
(xxiv)	Rider to provide for exclusion of Military Aviation Risk. (Note 1)
(xxv)	Rider to provide for exclusion for War Risk. (Note 1)
(xxvi)	Endorsement for Contractual Conversion of a Term Policy. (Note 1)
(xxvii)	Endorsement for Conversion of a Dependent Child. (Note 1)
(xxviii)	Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 1)
(xxix)	Endorsement providing for Variable Loan Interest Rate. (Note 1)
(xxx)	Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 1)
(xxxi)	Certification guaranteeing Right to Convert for use in Virginia. (Note 1)
(xxxii)	Endorsement for Increase and Decrease in Face Amount. (Note 1)
(xxxiii)	Supplementary Monthly Renewable Non-Convertible One Month Term Insurance

(a)for use with fixed death benefit Contract. (Note 1)

(b)for use with variable death benefit Contract. (Note 1)

(xxxiv)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 1)
(xxxv)	Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 1)
(xxxvi)	Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 1)
(xxxvii)	Appreciable Plus Rider. (Note 1)
(xxxviii)	Living Needs Benefit Riders
(a)	for use in Florida. (Note 1)
(b)	for use in all approved jurisdictions except Florida. (Note 1)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 1)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 1)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 1)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 1)

(g)	Reinsurance Agreements:
(i)	Agreement between Pruco Life and Prudential. (Note 2)

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement. (Note 3)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 4)

(j)	Powers of Attorney (Note 1):
(i)	James J. Avery, Jr., Helen M. Galt, Bernard J. Jacob, Scott D. Kaplan
Tucker I. Marr, Stephen Pelletier, Scott G. Sleyster

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not applicable.

(m)	Not applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable

(q)	Redeemability Exemption:
(i)

Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 3)

----------------------------------------------------------

(Note	1)	Filed herewith.
(Note	2)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life Variable Appreciable Account.
(Note	3)	Incorporated by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed April 13, 2007 on behalf of the Pruco Life Variable Appreciable Account.
(Note	4)	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed April 14, 2008 on behalf of the Pruco Life Variable Appreciable Account.

Item 27.	Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

HELEN M. GALT - Chief Actuary and Director

BERNARD J. JACOB - Treasurer and Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

STEPHEN PELLETIER - Director

SCOTT G. SLEYSTER - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

JAMES M. O'CONNOR - Senior Vice President

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 27, 2009.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is filed as Exhibit 26(f)(ii) to this registration statement on behalf of the Pruco Life Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

                                 MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC
                                                   ("Prusec")

        Name and Principal
         Business Address                                                  Position and Office With Depositor
--------------------------------------------------                       ---------------------------------------------
John W. Greene  (Note 1)                                                 Chairman of the Board, Manager
John G. Gordon  (Note 1)                                                 President, Manager, Chief Operating Officer
Margaret R. Horn (Note 1)                                                Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)                                             Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)                                                Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)                                                  Secretary, Chief Legal Officer
Joan H. Cleveland (Note 1)                                               Vice President
Thomas H. Harris   (Note 1)                                              Vice President
Yolanda M. Doganay (Note 1)                                              Vice President
Mark A. Hug  (Note 1)                                                    Vice President, Manager
Patrick L. Hynes  (Note 5)                                               Vice President
Michele Talafha  (Note 4)                                                Assistant Vice President
James J. Avery, Jr (Note 1)                                              Manager
Stephen Pelletier (Note 7)                                               Manager
Judy A. Rice (Note 3)                                                    Manager
Matthew J. Voelker (Note 6)                                              Manager
David Campen  (Note 1)                                                   Assistant Controller
Robert Szuhany  (Note 1)                                                 Assistant Controller
Janice Pavlou  (Note 1)                                                  Assistant Controller
Mary Ellen Yourth (Note 1)                                               Assistant Controller
Bernard J. Jacob (Note 2)                                                Treasurer
Paul F. Blinn   (Note 1)                                                 Assistant Treasurer
Kathleen C. Hoffman  (Note 2)                                            Assistant Treasurer
Laura J. Delaney (Note 2)                                                Assistant Treasurer
Kathleen Gibson  (Note 2)                                                Vice President, Assistant Secretary
Thomas C. Castano  (Note 1)                                              Assistant Secretary
Patricia Christian  (Note 1)                                             Assistant Secretary
Mary Jo Reich  (Note 1)                                                  Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, New Jersey  07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ  08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, California  95661
(Note 7) One Corporate Drive, Shelton, CT 06484

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec received gross distribution revenue for its variable life products of $80,907,743 in 2008, $90,865,268 in 2007, and $91,615,140 in 2006. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,852,244 in 2008, $16,112,532 in 2007, and $11,528,129 in 2006. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31.	Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 15th day of April, 2009.

(Seal)	Pruco Life Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest:      /s/  Thomas C. Castano                            By:    /s/ Scott D. Kaplan
                  Thomas C. Castano                                       Scott D. Kaplan
                  Secretary                                               President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 15th day of April, 2009.

               Signature and Title

/s/ *
Tucker I. Marr
Vice President, Chief Financial Officer, and
Chief Accounting Officer

/s/ *
James J. Avery, Jr.
Director                                                          *By:   /s/ Thomas C. Castano
                                                                             Thomas C. Castano
                                                                             (Attorney-in-Fact)
/s/*
Helen M. Galt
Director

/s/*
Bernard J. Jacob
Director

/s/ *
Scott D. Kaplan
Director

/s/*
Stephen Pelletier
Director

/s/*
Scott G. Sleyster
Director

                                                EXHIBIT INDEX

   Item 26.

   (a) Board of Directors Resolution:             (i)  Resolution  of Board of  Directors  of Pruco  Life  Insurance C-
                                                      Company  establishing  the  Pruco  Life  Variable  Appreciable
                                                      Account.

   (c) Underwriting Contracts:                    (i)  Distribution  Agreement  between  Pruco  Securities,  LLC and C-
                                                  Pruco Life Insurance Company.

                                                  (ii) Proposed form of Agreement between Pruco Securities,  LLC and C-
                                                  independent brokers with respect to the Sale of the Contracts.

   (d) Contracts:                                 Contracts (i) and (ii) with Exhibits (iii) through (v).            C-

                                                  Revised  Contracts  (vi) and (vii) with  Riders  and  Endorsements C-
                                                  (viii) through (xxxviii)

   (e) Applications:                              (i) Application for Variable Universal Life Insurance Contract.    C-
                                                  (ii)  Supplement to the  Application  for Variable  Universal Life C-
                                                  Insurance Contract.

   (f)     Depositor's     Certificate    of      (i) Articles of Incorporation of Pruco Life Insurance Company,  as C-
         Incorporation and By-laws:               amended October 19, 1993.
                                                  (ii) By-laws of Pruco Life  Insurance  Company,  as amended May 6, C-
                                                  1997.

   (j) Powers of Attorney:                        James J. Avery,  Jr.,  Helen M. Galt,  Bernard J. Jacob,  Scott D. C-
                                                  Kaplan, Tucker I. Marr, Stephen Pelletier, Scott G. Sleyster

   (k) Legal Opinion and Consent:                 Opinion and Consent of Thomas C. Castano,  Esq. as to the legality C-
                                                  of the securities being registered.

   (n) Auditor's Consent:                         Consent  of  PricewaterhouseCoopers  LLP,  Independent  Registered C-
                                                  Public Accounting Firm.